As filed with the Securities and Exchange Commission on April 29, 2015
Registration No. 333-38343/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO. ( )
POST-EFFECTIVE AMENDMENT NO. 1 3 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 5 8 (X)
(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT
(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
440 Mamaroneck Avenue
Harrison, New York 10528
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President and Counsel
Transamerica Financial Life Insurance Company
P.O. Box 9054
Clearwater, FL 33758-9054
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, N.W.
Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on May 1, 201 5 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
___ on Date , pursuant to paragraph (a)(1)

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 201 5

TFLIC FINANCIAL FREEDOM BUILDER®
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
Home Office:
440 Mamaroneck Avenue
Harrison, New York 10528

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727-299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.tflic.com/ny
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Financial Freedom Builder,® a flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”), and the ProFunds. Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy. We do not currently offer the Policy for sale to new purchasers.

 The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available.  Please read these documents before investing and save them for future reference.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy

Transamerica Series Trust:	Transamerica Series Trust (cont.):	Transamerica Series Trust (cont.):
➢ Transamerica Aegon Active Asset Allocation – Conservative VP	➢ Transamerica International Moderate Growth VP	➢ Transamerica PIMCO Total Return VP
➢ Transamerica Aegon Active Asset Allocation – Moderate Growth VP	➢ Transamerica JPMorgan Core Bond VP	➢ Transamerica Systematic Small/Mid Cap Value VP
➢ Transamerica Aegon Active Asset Allocation – Moderate VP	➢ Transamerica JPMorgan Tactical Allocation VP	➢ Transamerica T. Rowe Price Small Cap VP
➢ Transamerica Aegon Money Market VP	➢ Transamerica Janus Balanced VP	➢ Transamerica WMC US Growth VP
➢ Transamerica AB Dynamic Allocation VP	➢ Transamerica Jennison Growth VP
➢ Transamerica Asset Allocation – Conservative VP	➢ Transamerica MFS International Equity VP	ProFunds:
➢ Transamerica Asset Allocation – Growth VP	➢ Transamerica Morgan Stanley Capital Growth VP	➢ ProFund VP Bull
➢ Transamerica Asset Allocation – Moderate Growth VP	➢ Transamerica Morgan Stanley Mid-Cap Growth VP	➢ ProFund VP Money Market
➢ Transamerica Asset Allocation – Moderate VP	➢ Transamerica Multi-Managed Balanced VP	➢ ProFund VP Short NASDAQ-100
➢ Transamerica Barrow Hanley Dividend Focused VP	➢ Transamerica PIMCO Tactical-Balanced VP	➢ ProFund VP Short Small-Cap
➢ Transamerica BlackRock Global Allocation VP	➢ Transamerica PIMCO Tactical-Conservative VP	➢ ProFund VP Small-Cap
➢ Transamerica BlackRock Tactical Allocation VP	➢ Transamerica PIMCO Tactical-Growth VP
➢ Transamerica Clarion Global Real Estate Securities VP

* Effective May 1, 2003 the Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio and the Fidelity VIP Growth Opportunities Portfolio were no longer available for sale to new investors; prospectuses for these portfolios were mailed to policyowners invested in these investment options under separate cover.

Table of Contents	TFLIC Financial Freedom Builder®

Policy Benefits/Risks Summary    TFLIC Financial Freedom Builder®

This summary describes the Policy’s important benefits and risks. The sections in this prospectus following this summary discuss the Policy in more detail. Additional discussion is also included in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The TFLIC Financial Freedom Builder® is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

•
”You will have a “free-look period” once we deliver your Policy.  You may return the Policy with the original signature during this period and receive a refund. Please see “Canceling a Policy” for a description of the free-look period.

•
You may not increase your specified amount.   You may change the death benefit option or decrease the specified amount after the 3rd Policy year and once each Policy year thereafter.  The amount of your decrease may be limited.  For further details, please see “Death Benefits –Changing the Death Benefit Option” and “Decreasing the Specified Amount” in this prospectus.

•	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specific period (at least 4% annual interest) or in any of the subaccounts of the TFLIC Series Life Account (the “Separate Account”) which are described in this prospectus.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Investment returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy has a no lapse guarantee which means that as long as requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page.  This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount, including any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.

•	There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option.

•	Decrease the amount of the life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under the Policy.

•	Take a loan against the Policy.

•	Take cash withdrawals or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) subject to applicable laws and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

You may choose one of three Death Benefit Options:

•	Under Option A, the death benefit is the greatest of:
	>	The specified amount; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option B, the death benefit is the greatest of:
	>	The specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option C, the death benefit is the greater of:
	>	The amount payable under Option A; or
	>	The specified amount, multiplied by age-based “factor,” plus the Policy’s cash value on the date of the insured’s death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value

Cash value is the sum of the value of your investment in the subaccounts plus the value of the fixed account (including the loan reserve account), on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – You can withdraw part of your Policy’s net surrender value once each year after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the first Policy year, you can take out a loan from the Policy using your Policy’s net surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial surrender charge if you surrender the Policy.

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax.  We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary. If your Policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before natural age 59½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs.  A charge may be assessed on withdrawals.  You may pay substantial charges if you surrender your Policy.  See the section of this prospectus entitled “Fee Tables” and your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with interest at a rate declared by us.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Risks of Managing General Account Assets

The general account assets of Transamerica Financial Life Insurance Company (“TFLIC”; Transamerica Financial) are used to support the payment of the death benefit under the Policies.  To the extent that Transamerica Financial is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Financial’s general creditors. Transamerica Financial’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Premium Payments

Federal tax laws limit the amount of premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section of this prospectus entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences.  There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy’s specified amount.

•	Reduce the death benefit proceeds paid to your beneficiary.

•	Make your Policy more susceptible to lapsing.

•	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees under the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and “Loans.”

Surrenders

If you surrender your Policy during the first 15 Policy years you will pay a surrender charge. The surrender charge may be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness.

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the fund’s prospectuses for more information.

 There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below.  These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge2
Premium Charge Premium Expense Charge Premium Collection Charge	Upon payment of each premium	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+ $3.00 per premium	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+ $3.00 per premium
Cash Withdrawal Charge1	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

_____________________
1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently will assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service. You can obtain further information about these charges by contacting our administrative office.
2 The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge2
Surrender Charge3	Upon full surrender of the Policy during the first 15 Policy years
Minimum Charge4		$7.68 per $1,000 of specified amount during first Policy year	$7.68 per $1,000 of specified amount during first Policy year
Maximum Charge5		$57.00 per $1,000 of specified amount during first Policy year	$57.00 per $1,000 of specified amount during first Policy year
Charge for a Policy insuring a male, issue age 30 in the ultimate select non-tobacco use underwriting class6		$12.52 per $1,000 of specified amount during first Policy year	$12.52 per $1,000 of specified amount during first Policy year
Transfer Charge7	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments in excess of one per Policy quarter	$25 for each allocation instruction change request in excess of one per Policy quarter	None
Pro Rata Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years	Equal to a pro-rata portion of the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.	Equal to a pro-rata portion of the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.
Terminal Illness Accelerated Death Benefit Rider8	When rider is exercised	Discount Factor	Discount Factor

3The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date. The amount of the surrender charge generally declines over time.  The surrender charge factor for the Policy will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date.  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
5This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
6Because we no longer offer this version of TFLIC Financial Freedom Builder, the information regarding the “representative insured” has not been updated since sales terminated in 2003.
7The first 12 transfers per Policy year are free.
8We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 5%, whichever is greater.  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge2
Monthly Policy Charge	Monthly on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month
Cost of Insurance9 (without Extra Ratings)10	Monthly on the Policy date and on each Monthiversary until the insured reaches attained age 95
Minimum Charge11		$0.06 per $1,000 of net amount at risk per month	$0.06 per $1,000 of net amount at risk per month
Maximum Charge12		$24.85 per $1,000 of net amount at risk per month	$21.12 per $1,000 of net amount at risk per month
Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class6		$0.12 per $1,000 of net amount at risk per month	$0.12 per $1,000 of net amount at risk per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1- 15 and 0.75% for Policy years 16+ of daily net assets of each subaccount in which you are invested
Loan Interest Spread13	On Policy anniversary14	2.0% (effective annual rate, after rounding)	1.25% (effective annual rate, after rounding)

9Cost of insurance charges are based on a number of factors, including, but not limited to: the insured’s issue age, gender and underwriting class, the Policy’s specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
10We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
11This minimum charge is based on an insured with the following characteristics: female, issue age 10, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
12This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate) on each Policy anniversary.  We will also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After the 10th Policy year, you may receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan interest rate credited is 6% effective annually, after rounding and is not guaranteed.
14While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If prior to the next Policy anniversary, there is a loan repayment, Policy lapse or surrender, Policy termination, or the insured’s death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge2
Optional Rider Charges:15
Accidental Death Benefit Rider	Monthly on the Policy date and on each Monthiversary until the insured reaches attained age 70
Minimum Charge16		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Maximum Charge17		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 306		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Children’s Insurance Rider18	Monthly on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider19 (without Extra Ratings)10	Monthly on the Policy date and on each Monthiversary until the other insured reaches attained age 79
Minimum Charge11		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Maximum Charge20		$8.83 per $1,000 of rider face amount per month	$7.22 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class6		$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month

15Optional rider cost of insurance charges are based on a number of factors, including but not limited to: each insured’s attained age, gender, underwriting class, and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about this rider by contacting your registered representative.
16This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
17This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
18The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
19Rider charges are cost of insurance charges that are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured.  The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
20This maximum charge is based on an insured with the following characteristics: male, issue age 70 and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges (continued):
Primary Insured Rider19 (without Extra Ratings)10	Monthly on the Policy date and on each Monthiversary until the insured reaches attained age 79
Minimum Charge11		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Maximum Charge20		$8.83 per $1,000 of rider face amount per month	$6.86 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class6		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Polices.”

Range of Expenses for the Portfolios1, 2

The next table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 201 4 .  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.42%	1.72%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0.42%	1.68%
1 The portfolio expenses used to prepare this table were provided to Transamerica Financial by the funds.  The expenses shown are those incurred for the year ended December 31, 201 4 .  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Transamerica Financial took into account the information received from those Funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectuses for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for  5   portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 201 6 .

Transamerica Financial, The Separate Account, the Fixed Account and the Portfolios

Transamerica Financial

Transamerica Financial Life Insurance Company (“Transamerica Financial”), located at 440 Mamaroneck Avenue, Harrison, NY 10528 is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under the Policy are paid by Transamerica Financial from its general account assets and/or your cash value held in the Company’s separate account. It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage existing policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Insurance – as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address – Transamerica Financial Life Insurance Company, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499 - or by calling us at (800) 322-7353, or by visiting our website www.tflic.com/ny.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Financial's ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com), Standard & Poor's Rating Services (www.standardandpoors.com), and Fitch, Inc.(www.fitchratings.com).

The Separate Account

The separate account is an investment account of Transamerica Financial, established under New York law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
•	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.
•	Transfer assets of the separate account or any subaccount which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
•	Change the investment objective of a subaccount.
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

    Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica Financial's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Financial has sole discretion over the investment of the fixed account's assets. Transamerica Financial bears the full investment risk for all amounts contributed to the fixed account.  Please see the section entitled “Risks of Managing General Account Assets” In this prospectus.  Transamerica Financial guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated.  We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum effective rate of 4%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain portfolios invest substantially all of their assets in portfolios of other funds.  (See the chart below listing portfolios available under the Policy.)  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as fund of funds or master-feeder funds.  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

    As described in more detail in the underlying portfolio prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio’s optimal risk targets, and the underlying portfolio may not perform as expected.  Portfolios that employ a managed volatility strategy are identified by an “*” preceding the name of the portfolio in the first column of the chart below.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. (See chart below listing portfolios available under the policy.) The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

The ProFunds portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds portfolio may negatively affect a portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds portfolios will bear additional investment risks.  See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-322-7353 or visiting our website at www.tflic.com/ny. You should read the fund prospectuses carefully.

Note: If you received a summary prospectus for a portfolio list below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
* Transamerica Aegon Active Asset Allocation – Conservative VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
* Transamerica Aegon Active Asset Allocation – Moderate Growth VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
* Transamerica Aegon Active Asset Allocation – Moderate VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Aegon Money Market VP2	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica AB Dynamic Allocation VP 3	Transamerica Asset Management, Inc. AllianceBernstein L.P.	Seeks capital appreciation and current income.
1 This portfolio invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
2There can be no assurance that the Transamerica Aegon Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica Aegon Money Market VP subaccount may become extremely low and possibly negative.
3 Formerly. Transamerica AllianceBernstein Dynamic Allocation VP

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
* Transamerica Asset Allocation – Conservative VP 4	Transamerica Asset Management, Inc.	Seeks current income and preservation of capital.
* Transamerica Asset Allocation – Growth VP 4	Transamerica Asset Management, Inc.	Seeks long-term capital appreciation.
* Transamerica Asset Allocation – Moderate Growth VP 4	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
* Transamerica Asset Allocation – Moderate VP 4	Transamerica Asset Management, Inc.	Seeks capital appreciation and current income.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation .
Transamerica BlackRock Global Allocation VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
* Transamerica BlackRock Tactical Allocation VP 5	Transamerica Asset Management, Inc. BlackRock Financial Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Real Estate Securities, LLC	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
* Transamerica International Moderate Growth VP 4	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Management Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
4 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
5 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks capital appreciation.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. Aegon USA Investment Management, LLC	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
* Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
* Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
* Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS:
Transamerica Systematic Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica WMC U.S. Growth VP 6	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
ProFund VP Bull 7	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.
ProFund VP Money Market7 ,8	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP Short NASDAQ-100 7	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100 ® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Short Small-Cap 7	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses that correspond to the inverse (opposite) of the daily performance of the Russell 2000 ® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Small-Cap 7	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses that correspond to the daily performance of the Russell 2000 ® Index.
6   Formerly, Transamerica WMC Diversified Growth VP.
7 The ProFund VP portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFund VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.
8 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Transamerica Asset Management, Inc. ("TAM"), located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237 , serves as investment adviser to the Transamerica Series Trust (“Series trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Transamerica Premier Insurance Company (77%) and AUSA Holding Company (23%). For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

    Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds’ Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management service with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser and provides management services to all of the ProFunds portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds prospectuses for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Financial.  Transamerica Financial may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue We Receive.”)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi-annual reports.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of policies to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide	•	The death benefit, cash and loan benefits.
under the Policy:	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charges

Before we allocate the net premium payments you make, we will deduct the following premium expense charges.

Premium expense charge is equal to:	•	6.0% of premiums during the first ten Policy years; and
	•	2.5% of premiums thereafter.

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Premium collection charge:	•	This charge equals $3.00 per premium payment.
	•	We will not increase this charge.

Monthly Deductions

Monthly deductions will be withdrawn on the Policy date and each Monthiversary from each subaccount and the fixed account in accordance with the Policy’s current allocation.  If the value of any account is insufficient to pay its part of the monthly deduction then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

Each monthly deduction consists of:	•	The monthly Policy charge for the Policy; plus
	•	The monthly cost of insurance charge for the Policy; plus
	•	The monthly charge for any benefits provided by riders attached to the Policy; plus
	•	The pro rata decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:
	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $7.50 per month.
	•	We may waive this charge at issue on additional policies (not on the original Policy) purchased naming the same owner and insured.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:
1.
Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%);

		2.	Subtract the cash value on the Monthiversary;
		3.	Multiply by the appropriate monthly cost of insurance rate for the Policy.

Optional Insurance Riders:
•
The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured's attained age, gender, underwriting class, and the length of time that the Policy has been in force.  Cost of insurance rates generally will increase each year with the age of the insured.  The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount).  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured's attained age, gender, and underwriting class.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.  Examples of reasons an insured may be placed in an extra risk factor or underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by law).

    We may issue certain policies on a simplified or expedited basis.  Cost of insurance rates charged for any policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount is calculated in the same manner used to determine the Base Policy’s cost of insurance charges.  Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy’s net amount at risk.  The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates on the Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from each subaccount that, together with other fees and charges will compensate us for services rendered, the expenses expected to be incurred, and the risks assumed.  This charge is a maximum of:

•	The value of each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%. (The annual rate is equal to 0.90% of the average daily net assets of each subaccount.)

 We intend to reduce this charge to 0.75% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from this charge.

Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request ( in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.  The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years.  This will depend on a number of factors, but is more likely if:

•	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	Investment performance is low.

The surrender charge is equal to:	•	The surrender charge per thousand; multiplied by
	•	The number of thousands of specified amount as it is stated in the Policy; multiplied by
	•	The surrender charge factor.

The surrender charge per thousand applies to each $1,000 of specified amount stated in your Policy.  It varies with the insured’s issue age, gender and rate class.  See the surrender charge table found in Appendix A.

    The surrender charge factor varies with the insured's age and number of years since the Policy date.  For insured’s issue ages 0-39, the surrender charge factor is equal to 1.00 during Policy years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 39 when we issue your Policy, the factor is less than 1.00 at the end of the first Policy year and decreases to zero at the end of the 15th year. In no event are the surrender charge factors any greater than those shown in the table in Appendix 1-a. We generally determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements. Please refer to Appendix 1-a for surrender charge factors.

Pro Rata Decrease Charge

If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value.

The pro rata decrease charge is equal to:	•	The surrender charge per thousand (see Appendix B); multiplied by
	•	The number of thousands in the specified amount decreased; multiplied by
	•	The surrender charge factor applicable at the time of the decrease.

We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from a change in the death benefit option or a cash withdrawal (when you select death benefit Option A).

If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

We currently allow you to make 12 transfers each Policy year free of charge.  Except as listed below, we may charge $25 for each additional transfer.  We deduct the transfer charge from the amount being transferred. We will not increase this charge.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.
•	Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for purposes of this charge.

Loan Interest Charged

We currently charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate, after rounding) on each Policy anniversary.  We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After offsetting the 4.75% interest we credit, the net cost of loans currently is 1.25% annually, after rounding (2.00% maximum guaranteed, after rounding).  After the 10th Policy year, you may receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan interest rate credited is 6.00% effective annually, after rounding and is not guaranteed.

Cash Withdrawal Charge

After the first Policy year, you may take one cash withdrawal per Policy year if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

Taxes

We currently do not take any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the riders available under your Policy as noted below (see “Supplemental Benefits (Riders)”):
•
Terminal Illness Accelerated Death Benefit Rider.   We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 5%, whichever is greater. For a complete description of this rider, please refer to the section of this prospectus entitled “Terminal Illness Accelerated Death Benefit Rider”.

•
Primary Insured Rider (“PIR”). We assess a cost of insurance charge based on the insured’s issue age, gender and underwriting class, the Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

•
Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Charges generally will increase each year with the age of the insured. These charges are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider specified amount. Charges generally will increase each year with the age of the insured.

Portfolio Expenses

 The value of each subaccount will reflect the fees and expenses paid by the corresponding portfolio - including, but not limited to - operating expenses and any 12b-1 fees. These fees and expenses reduce the value of your portfolio shares.  See the fund prospectuses for more detailed information about the portfolios.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates, in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our insurance products.

These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular
Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•
Rule 12b-1 Fees.   We and/or our affiliate, Transamerica Capital, Inc. (“TCI”), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Support Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

    The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Financial and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%
*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 201 4 we received $ 432,430.35 in benefits from TAM.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Financial and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.

Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $100,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers, (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives, (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts, and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

  For the calendar year ended December 31, 2014, TCI and its affiliates received revenue sharing payments that totaled approximately $750,000. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; Alliance Bernstein Investments; American Funds; Barrow, Hanley, Mewhinney & Strauss; BlackRock Investment Management, LLC; Fidelity Investments; CBRE Clarion Real Estate Securities; Kayne Anderson Capital; Janus Capital; Jennison Associates; JP Morgan Asset Management; Legg Mason Capital Management; Logan Circle Investment Partners; Morningstar Advisers; Natixis Global Asset Management; Pacific Investment Management Company; PineBridge Investments;  Ranger Investments; Systematic Financial Management; Thompson, Siegel & Walmsley, LLC; Vanguard; and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.

The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the insured.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the specified amount or death benefit option type of the Policy.

No designation or change in designation of an owner will take effect unless we receive a Transfer of Ownership form.  The request will take effect as of the date we receive it, in good order, at our mailing address or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.   Note : No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy

 (Note: This Policy is not available for new sales.)

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.   We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our minimum specified amount for a Policy was generally $50,000 for issue ages 0-45 and $25,000 for issue ages 46-80.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy the Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect

Except as provided in the conditional receipt (“Conditional Receipt”), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all Conditional Receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations	•	The date of application; or
of the Conditional Receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:	•
The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”).  Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

		4.	All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was signed.
		5.	All parts of the application, any supplemental application, questionnaires, addenda and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage	•	60 days from the date the application was signed;
terminates on the earliest of:	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional	•	The Conditional Receipt is not valid unless:
Receipt:		> All blanks in the conditional receipt are completed; and
> The Receipt is signed by an authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica Financial’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

For 1035 Exchanges .    Coverage may begin earlier in Section 1035 exchange situations as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

•	The Policy has been approved for issue- even if approved other than as applied for- and accepted in writing by the proposed owner and either:
	1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and  if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges will be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the reallocation account until the reallocation date. While held in the reallocation account, premiums will be credited with interest at the current fixed account rate. On the reallocation date (or the record date if your Policy is backdated), we will allocate your initial premium, minus monthly deductions to the subaccounts and/or fixed account as you specified in your application. Please Note: If your Policy is backdated, your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request.  We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless a different address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

•	Allocation percentages must be in whole numbers.
•	If you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly.
•	If you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling our administrative office at 1-800-322-7353, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time.

 Please note:  Certain subaccounts have similar names.  When you provide your allocation instructions, please state or write the full name of the subaccount that you select to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or our administrative office. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency chosen by you will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

    Even if you make your planned periodic payments on schedule, your Policy may still lapse. How long your Policy remains in effect depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse guarantee has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the issue age, gender, underwriting class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, terminated, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as on any Monthiversary, the total amount of the premiums you paid (minus any cash withdrawals, minus any outstanding loan amount, and minus any pro rata decrease charge) equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month. (Your initial minimum monthly guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.)  If you take a cash withdrawal or a loan, if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect. Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations & Payments

We may return premiums less than the minimum.  We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies  as life insurance under federal tax laws. (See “Death benefit” for more information regarding the Guideline Premium Test.)

 This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment within 60 days after the end of that Policy year.  We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.   Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is monthly direct deposit, we may require minimum payments of $100.00.

  Wire Transfers .   We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges ("1035 Exchanges").  We will accept a part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code.  If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Transfers

General

You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

•
You may request transfers in writing (in a form we accept) to our mailing address, or by fax or by telephone to our administrative office. Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request  to ensure the request is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	1.	We consider all transfers made in any one day to be a single transfer.
•	2.
Transfers resulting from loans or the exercise of conversion rights, or due to the reallocation of cash value immediately after the record date, are currently not treated as transfers for the purpose of the transfer charge.

•	3.	Transfers via the Internet are not permitted.
•	4.	Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•	5.	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone and Fax Privileges.”)

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to accommodate market timing or facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:
1.
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

2.
An adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3.	Increased brokerage and administrative expenses.

These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policyowners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

For policies with Portfolio Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, policyowners using Portfolio Allocation Method may have to change their selected underlying fund portfolios.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of  a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.

    We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds Subaccounts.  Because the above restrictions do not apply to the ProFunds subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Telephone and Fax Privileges

  Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).  Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.
•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
•	We will not be responsible for same-day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and fax transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Note:   Your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of transfer.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately prior Policy year. Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).   We reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer  all the subaccount value in that portfolio to the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account, in good order, within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Reduced Paid-Up Benefit

You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge.  We must receive at our administrative office your written request, in good order, for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

The amount of the Reduced Paid-Up Benefit is based upon:

•	Net surrender value on the date this benefit takes effect.
•	The cost of insurance rates guaranteed in your Policy.
•	The guaranteed interest rate for the fixed account.

The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds.  Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you.  The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

    Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica Aegon Money Market VP subaccount or the Transamerica JP Morgan Core Bond VP subaccount, or the fixed account, to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	•	You must submit to us, in good order, at our mailing address (or by facsimile to our administrative office) a completed form signed by the owner requesting dollar cost averaging.
	•	You must have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging must be at least $100.
	•	Each month, you may not transfer more than one tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in good order, at our mailing address (or by facsimile or by telephone at our administrative office) a request to discontinue participation from you or your authorized representative.
	•	The value in the accounts from which we make the transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program but later decide that you would like to participate again, you must submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected.   Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your asset rebalancing instructions. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program. We make no guarantee that participating in this program will result in a profit or protect you from a loss.

 You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocations to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date that we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made.  If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•
You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form, signed by the owner before the maturity date.

	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program.
•
We receive, in good order, in writing to our mailing address, (or by facsimile or telephone to our administrative office), a request to discontinue participation from you or your registered representative.

	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

 We do not offer any asset allocation programs or any allocation models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Financial as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section entitled “Transfers - Disruptive Trading and Market Timing,” are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Transamerica Financial.

Please Note:
•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

•	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values

Cash Value

Your cash value:

●	Is determined on the Policy date and on each valuation date.
●
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation	•	The cash value as of such date; minus
date equals:	•	Any surrender charge as of such date; minus
	•	Any outstanding Policy loan amount; plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on	•	The initial units purchased at unit value on the record date; plus
any valuation date equals:	•	Units purchased with additional net premium(s); plus
	•	Units purchased due to a loan repayment; plus
	•	Units purchased via transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	Units redeemed to pay pro rata decrease, cash withdrawal and transfer charges; minus
	•	Units redeemed due to any refund of premiums allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received (i) at our mailing address (for written requests or payments by check) or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any	•	The sum of net premiums allocated to the fixed account; plus
valuation period is equal to:	•	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges or any other fees and charges; minus
	•	Amounts transferred from the fixed account (including amounts transferred to the loan reserve account) to a subaccount; minus
	•	Any refund of premium allocated to the fixed account.

Death Benefit

Death Benefit Proceeds

We will determine the amount of and pay the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information that we need. We will pay interest on the death benefit from the date of death to the date of payment.  The annual interest rate will be at least 1%. We may require that the Policy be returned.  The date of death is used for valuation and is then adjusted based on the death benefit option chosen. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The death benefit is equal to:	•	The amount determined based on the death benefit option that you select (described below); minus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any outstanding loan amount; plus
	•	Any additional insurance in force provided by rider; plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy offers three death benefit options - Option A, Option B and Option C. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer.  This is an important decision.  If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code, as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively), to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

 Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets the Guideline Premium Test (“GPT”). The GPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year byattained age of the insured) of the cash value.

Option A

The death benefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the "limitation percentage" as shown on your Policy’s schedule page; multiplied by the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage

40 and under	250%
41 to 45	250% of cash value minus 7% for each age over age 40
46 to 50	215% of cash value minus 6% for each age over age 45
51 to 55	185% of cash value minus 7% for each age over age 50
56 to 60	150% of cash value minus 4% for each age over age 55
61 to 65	130% of cash value minus 2% for each age over age 60
66 to 70	120% of cash value minus 1% for each age over age 65
71 to 75	115% of cash value minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% of cash value minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

    Option A Example. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 multiplied by the cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Option B

The death benefit equals the greatest of:	1.	The specified amount; plus the cash value on the insured's date of death; or
	2.	The limitation percentage as shown on your Policy’s schedule page, multiplied by the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

    Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.5 multiplied by the cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $33,333, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Option C

The death benefit equals the greatest of:	1.	The death benefit under Option A; or
	2.	The specified amount multiplied by an age-based "factor"
		equal to the lesser of:
		1.0 or
		0.04 times (95 minus insured's attained age at death) (the “factor” will never be less than zero);
		plus the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C – Three Examples.

1.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 ($50,000 x the minimum of [1.0 and (0.04 x (95-75))) + $12,000].

2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of [1.0 and (0.04 x (95-75))] plus $9,000 is less than the specified amount.

3.  Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of [1.0 and (0.04 x (95-age))] is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Effect of Cash Withdrawals on the Death Benefit

If Option A of the Policy is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.  Regardless of which death benefit in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount.  We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

•
You must send your written request, in good order, to our mailing address or fax it to our administrative office at us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone and Fax Privileges.”)

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year.  A decrease in the specified amount may affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.

You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	•	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	We may limit the amount of the decrease to no more than 20% of the specified amount.
	•	A decrease in specified amount will take effect on the Monthiversary on or next following the date we receive your written request.
	•	We will assess a pro rata decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years.

No Increases in the Specified Amount

We do not allow increases in the specified amount.  If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies) naming the same owner.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at 1-727-299-1620. We may require an original signature  with your request. Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive the written request at our mailing address (or a fax request at our administrative office) after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address.  You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option period .  A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled "Federal Income Tax Considerations" in this prospectus.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions	•
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address.  If your withdrawal request is less than $500,000, you may fax it to us at 1-727-299-1620.

	•	We may limit the number of Policy withdrawals to one cash withdrawal per Policy year.
	•	We may limit the amount you can withdraw to a minimum of $500, and to no more than 10% of the net surrender value.
	•	The remaining net surrender value after the cash withdrawal must be at least $500.
	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccounts and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.  If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address or our administrative office.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	A cash withdrawal may have tax consequences.
•
Your requests for a cash withdrawal that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

    A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel the Policy for a refund during the "free-look period" by returning it with a written request to cancel the Policy, to our mailing address. You may also fax your request to 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The “free-look period” expires 10 days after you receive the Policy.  If you decide to cancel the Policy during the “free-look period”, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). The amount of the refund will be the total of all premiums you paid under the Policy.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:
•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
•
Any disbursement request when Transamerica Financial has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one life policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any financial transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from  financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks
•	Savings banks and savings and loan associations
•	Securities brokers and dealers
•	Credit unions

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.   Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to	•	We may require you to borrow at least $500.
certain conditions:	•	The maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

When you take a loan, we will withdraw an amount equal to the requested loan, plus interest in advance until the next Policy anniversary, from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, then the withdrawal amount will be withdrawn pro-rata from the subaccounts and the fixed account. We will transfer that amount to the loan reserve account. The loan reserve is part of our fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at 1-800-322-7353, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If your loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our  mailing address and will be credited as of the date received. You may also call our administrative office at 1-800-322-7353 to request a manual draft to be applied to a loan repayment or to pay off the loan.

    At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We will charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate, after rounding) on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%.  We may credit a higher rate, but we are not obligated to do so.

After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less cash withdrawals and any outstanding loan amount including accrued loan interest at an interest rate equal to the interest rate we charge on the total loan.  The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.

Effect of Policy Loans

A Policy loan reduces the death benefit and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve account equal to the amount of the outstanding loan plus interest charged in advance until the next Policy anniversary.  This amount is not affected by the separate account's investment performance, and may not be credited with the interest rates accruing on any unloaned portion of the cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 6.00%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once the no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address according to our records, and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

    Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed.  Please refer to the section of this prospectus entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

As noted above, the Policy provides a no lapse guarantee for the first five Policy years.  As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect.  If the no lapse guarantee is not in effect, and the Policy is still in force, it can be restored by paying, any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

Keeping the no lapse guarantee in effect	•	The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus cash withdrawals, any outstanding loan amounts, and any pro rata decrease charge) that equal at least:
> The sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy we will require all of the following:

•
Submit a written application for reinstatement, in good order, to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Submit the insured’s written consent to reinstate.
•	Submit evidence of insurability that is satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
•
Make a minimum premium payment sufficient to provide a net premium that is large enough to cover any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement.

•	Payment of an additional amount sufficient to cover any surrender charge that would apply at the time of reinstatement.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate any indebtedness (i.e., outstanding loan plus any accrued loan  interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  Also, any increase in accumulation value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive.  If a payment would cause your Policy to become a MEC, you and your registered representative will be notified.  At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

    Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

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All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

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Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

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A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

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If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions, which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years, may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time.  The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made   reduced by a withdrawal or distribution from the Policy that are tax-free .

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance.  In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance companies used in split-dollar arrangements. The IRS recently issued new guidance regarding concerns in the use of life insurance in employee welfare plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees to receive death benefits tax free and inserted additional tax reporting requirements.

    Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Please Note:

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Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life insurance and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided.   Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

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In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below.  In either event, life insurance coverage ends.  Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options.  If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum.  We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account.  Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen.  Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

    Under any settlement option, the dollar amount of each payment will depend on:

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our mailing address. However, we can postpone such payments if any of the following occur:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	The SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
•	When mandated by applicable law.

In addition, pursuant to SEC rules, if the Transamerica Aegon Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica Aegon Money Market VP sub-account or the ProFund VP Money Market subaccount until the portfolio is liquidated.

    If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you and your account to government regulators.

Split Dollar Arrangements

    You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us, in good order, at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002.  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department  issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this  guidance on your split dollar policy.

Policy Termination

Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the policy matures.
•	The date the Policy lapses.
•	The date we receive, in good order, your written request to surrender or terminate; or
•	The date of the insured’s death.

Assignment of the Policy

You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date this assignment form is received in good order by the Company and accepted at our administrative office, unless the Policy states otherwise.

We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment. To terminate the assignment, we will need a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Primary Insured Rider ("PIR")

Under the PIR, we provide term insurance coverage on the insured on a different basis from the coverage in the Policy.

Features of PIR:	•	The rider increases the Policy's death benefit by the rider's face amount.
	•	The rider may be purchased for issue ages 0-70.
	•	The rider terminates on the anniversary nearest to the insured's 79th birthday.
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for the rider.
	•	Generally PIR coverage costs less than the insurance coverage under the Policy, but has no cash value.
	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The primary insured has not reached the anniversary nearest to his/her 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer.
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Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	•	We will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	The Policy anniversary on or nearest the insured’s 79th birthday; or
	•	The date the Policy terminates for any reason except for the death of the primary insured; or
	•	The date of conversion of this rider; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

It may cost you less to reduce your PIR coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR.  It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR. Please refer to the fee table for your Policy to determine the charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.

Other Insured Rider

This rider may insure the spouse or life partner and/or dependent children of the  insured. Subject to the terms of the rider, we will pay the specified amount of the rider to the primary insured.  We will pay the rider's face amount when we receive proof, in good order, at our administrative office of the other insured's death.  Available for issue ages 0-70, our minimum face amount for this rider is $10,000. The maximum face amount is the lesser of $500,000 or the total amount of coverage on the insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  Subject to the following conditions,  on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The other insured has not reached the anniversary nearest to his/her 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer.
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Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy.

	•	We will base your premium on the other insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	The maturity date of the Policy; or
	•	The anniversary nearest to the other insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for death of the insured; or
	•	31 days after the death of the insured; or
	•	The date of conversion of this rider; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

Children's Insurance Rider

This rider provides insurance on the insured’s children who are between the ages of 15 days and 18 years on the effective date of the rider or when later added to the rider due to birth or legal adoption.  The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof, in good order, at our mailing that the insured child died while the rider was in force for that child. At each child’s age 25, this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider

Available to insureds issue ages 15 to 59, our minimum specified amount for this rider is $10,000. The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount.

Subject to certain limitations, we will pay the specified amount if the  death of the insured results solely from accidental bodily injury where:

•	The death is caused by external, violent, and accidental means.
•	The death occurs within 90 days of the accident.
•	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	The Policy anniversary nearest the primary insured's 70th birthday; or
•	The date the Policy terminates; or
•	The Monthiversary when this rider is terminated upon the owner’s written request.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a single-sum benefit equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or 5%, whichever is greater) (“discount factor”); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR in force.

A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

The rider terminates at the earliest of:
•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single-sum benefit.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however,  we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%.  Because 6% is greater than 5% the interest rate that will be used to discount the single sum benefit is 6%.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) – ($10,000 x 0.50)].  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

Note: The tax consequences of requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Unclaimed and Abandoned Property

 Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents, if applicable) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Distribution and Principal Underwriting Agreement. TCI, our affiliate, serves as principal underwriter for the Policies pursuant to the terms of a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

We have discontinued new sales of the Policies.  You may, however, continue to make premium payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy—such as reallocating your Policy value among investment options, making partial withdrawals, surrendering your Policy, and making changes in ownership of your Policy.

Compensation to Broker-Dealers Who Sold the Policies.  The Policies have been offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay ongoing commissions through TCI to the selling firms for their past sales of the Policies.

The selling firms are paid commissions for the promotion and sale of policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 201 4 was, on average, 3.50% of all premiums paid during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.25% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000.  Some selling firms may have been required to return first year commissions (less surrender charge) if the Policy was not continued through the first two Policy years.

To the extent permitted by FINRA rules, Transamerica Financial, TFA , and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives that may be based, in part, on premiums paid after the initial premium. These arrangements, which may be referred to as “revenue sharing,” are described further below.

The sales representative who sold you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays for TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Financial’s main distribution channel is TFA, an affiliate, that sells Transamerica Financial products. Transamerica Financial covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Transamerica Financial is compensated by TFA for these expenses based on TFA’s usage.  In addition, Transamerica Financial and other affiliates pay for certain distribution expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy that are distributed to current owners of the Policy.

     In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  If you purchased the Policy through one of our affiliated selling firms, then your payment of additional premiums on the Policy  may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica Financial’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s sales representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.   We may continue to pay certain selling firms additional cash amounts for “preferred product” treatment of our life insurance policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.   These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, “overrides” (ie; commissions paid to an agent or managing general agent for premium volume produced by other agents) were offered as incentives to our affiliates, TFA and Life Investors Financial Group in 201 4 .

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and other incentive we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the Policy to you.

Cyber-Security

    Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. There can be no assurance that we, the portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only); and 1-727-299-1620 for all other requests.  Our administrative office serves as the recipient of all facsimile and telephonic transactions, including but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments).  Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.  Please do not send any checks, claims, correspondence or notices to this address; send them to the mailing address (see below).

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

Base Policy	The TFLIC Financial Freedom Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan, including any accrued loan  interest, and any charges that are due and payable. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
 An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds
Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents), so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request; a loan request; a request to surrender your Policy; a fund transfer request; or a death benefit claim must be in good order.

home office	Our home office address is 440 Mamaroneck Avenue, Harrison New York 10528. Please do not send any money, correspondence or notices to this address; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

indebtedness	Outstanding loan amounts at the time your Policy lapsed.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by this Policy.

issue age	The insured's age on his or her birthday nearest to the Policy date.

lapse
When life insurance coverage ends because you do not have enough net surrender value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, or you are not current under the no lapse guarantee and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  All premium payments and loan repayments made by check, and all claims, correspondence and notices should be sent to this address.

maturity date	The Policy anniversary nearest the insured's 95th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends.

minimum monthly	The amount shown on the Policy schedule page (unless changed when you change death guarantee premium
benefit options, decrease the specified amount or add, increase or decrease a rider) that we use during the no lapse guarantee to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to the Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense	This charge is a daily deduction from each subaccount that is taken before determining the
risk charge	unit value of that subaccount.
net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.
net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount, plus any interest you paid in advance on the loan as of such date.

no lapse date	The no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.
no lapse guarantee	The first five Policy years during which the Policy will not lapse as long as certain conditions are met.
planned periodic	A premium payment you make in a level amount at a fixed interval over a specified period of
premium	time.

Policy date
The date, generally, when our underwriting process is complete and full life insurance coverage goes into effect, the initial premium has been received, and we begin to make the monthly deductions.  The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.
premiums	All payments you make under the Policy other than loan repayments.
pro rata decrease	Surrender charge that may be imposed upon a decrease in specified amount during the first 15
charge	Policy years.
record date
The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the Transamerica Aegon Money Market VP subaccount to the accounts you selected on your application.

separate account
The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount ( may be referred to as “face amount” in riders)
The minimum death benefit we will pay under the Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.  The in force specified amount is also referred to as the current specified amount.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.
termination	When the insured's life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.
valuation date
Each day the New York Stock Exchange is open for trading. Transamerica Financial is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Transamerica Financial is open for business, but the New York Stock Exchange is not open for normal trading, is not considered to be a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the
Company	Transamerica Financial Life Insurance Company.
(Transamerica
Financial) TFLIC

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine we need to take the action you request; and (3) be received at our administrative office.

you, your (owner	The person entitled to exercise all rights as owner under the Policy.
or policyowner)

Appendix A – Surrender Charge Per Thousand
(Based on the gender and rate class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Male/ Female Juvenile	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
0	N/A	N/A	10.94(male)10.35(female)	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.04	16.00
36	16.20	17.40		15.34	16.56
37	16.85	18.40		15.65	16.93
38	17.25	19.56		15.98	17.32
39	17.66	20.56		16.32	17.73

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	21.30	23.24
43	23.90	27.08	21.80	23.82
44	24.57	29.12	22.33	24.43
45	25.27	30.04	22.89	25.06
46	26.02	31.02	23.48	25.73
47	26.81	32.05	24.10	26.43
48	27.64	33.13	24.75	27.16
49	28.53	34.28	25.45	27.94
50	29.47	35.49	26.18	28.75
51	30.47	36.77	26.95	29.61
52	31.53	38.12	27.76	30.51
53	32.66	39.55	28.63	31.46
54	33.86	41.05	29.54	32.45
55	35.12	42.62	30.51	33.51
56	36.47	44.29	31.53	34.62
57	37.90	46.04	32.63	35.80
58	39.43	47.89	33.80	37.07
59	41.05	49.86	35.05	38.43
60	42.78	51.94	36.40	39.89
61	44.63	54.15	37.84	41.45
62	46.60	56.48	39.39	43.11
63	48.69	57.00	41.03	44.88
64	50.91	57.00	42.79	46.75
65	53.28	57.00	44.66	48.73
66	55.80	57.00	46.66	50.84
67	57.00	57.00	48.81	53.09
68	57.00	57.00	51.13	55.53
69	57.00	57.00	53.64	57.00
70	57.00	57.00	56.37	57.00
71	57.00	57.00	57.00	57.00
72	57.00	57.00	57.00	57.00
73	57.00	57.00	57.00	57.00
74	57.00	57.00	57.00	57.00
75	57.00	57.00	57.00	57.00
76	57.00	57.00	57.00	57.00
77	57.00	57.00	57.00	57.00
78	57.00	57.00	57.00	57.00
79	57.00	57.00	57.00	57.00
80	57.00	57.00	57.00	57.00

Appendix A-1  Surrender Charge Factors

Factors for Issue Ages
End of Policy Year*	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-80
At issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.96	0.96	0.96	0.96	0.95	0.95	0.94
2	1.00	0.93	0.92	0.92	0.92	0.92	0.91	0.90	0.89
3	1.00	0.89	0.89	0.89	0.88	0.88	0.87	0.86	0.84
4	1.00	0.85	0.85	0.85	0.84	0.84	0.83	0.82	0.79
5	1.00	0.81	0.81	0.81	0.81	0.80	0.79	0.77	0.74
6	0.90	0.77	0.77	0.77	0.76	0.76	0.75	0.73	0.69
7	0.80	0.73	0.73	0.73	0.72	0.72	0.71	0.69	0.64
8	0.70	0.69	0.69	0.68	0.68	0.68	0.66	0.62	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0	0	0	0	0	0	0	0	0

* The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

Surrender Charge Example: Assume a male tobacco user purchases the Policy at issue age 35 with a specified amount of $100,000. The Policy is surrendered in Policy year 6. The surrender charge per thousand is $16.48. This is multiplied by the surrender charge factor of 0.90.

The surrender charge	=	The surrender charge per $1,000 ($16.48)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.90)
	=	$1,483.20

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and the cash value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

Transamerica Financial
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499
1-800-322-7353
Facsimile: 1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)
www.tflic.com/ny

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at100 F Street, NW, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from The Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-38343/811-8878

05/201 5

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
May 1, 201 5

TFLIC FINANCIAL FREEDOM BUILDER®
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727-299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.tflic.com/ny
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Financial Freedom Builder® flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 201 5 , by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time), or by writing to the mailing address at Transamerica, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, Fidelity Variable Insurance Products – Service Class 2 Shares, and the ProFunds.

i

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Financial and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application.  The owner may exercise all of the rights and options described in the Policy.  The owner is the insured unless the application specifies a different person as the insured.  If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.  The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date the written notice is accepted by us, in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

1

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date.  For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

 In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount and less any cash withdrawals.  We will pay this amount to the beneficiary in one sum.  For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy.  Any modification or waiver must be in writing.  No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

The portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the portfolios also may be sold to separate accounts of other insurance companies (“shared funding”).  While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the portfolios serve as investments might at some time be in conflict.  The Company and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the portfolios, which discuss the portfolios’ risks regarding mixed and shared funding, as applicable.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

2

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Transamerica Financial and the Separate Account

Transamerica Financial is a stock life insurance company that is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law.  Transamerica Financial’s home office is located at 440 Mamaroneck Avenue, Harrison, New York 10528 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Transamerica Financial was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business.  Transamerica Financial is licensed to sell insurance in 49 states (including New York) and in the District of Columbia.  Transamerica Financial submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business.  The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Financial established the separate account as a separate investment account under New York law in 1994.  We own the assets in the separate account and are obligated to pay all benefits under the Policies.  The separate account is used to support other life insurance policies of Transamerica Financial, as well as for other purposes permitted by law.  The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.
Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Arthur D. Woods, Esq. Vice President of Transamerica Financial.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

 The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We no longer offer the Policies to the public.

3

 Transamerica Capital, Inc. ("TCI") serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Transamerica Financial and, like Transamerica Financial, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

  During fiscal year 2014, 2013 and 2012, the amounts paid to TCI in connection with all Policies sold through the separate account were $623,027.97, $650,620.70, and $692,249.44, respectively. TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions.   Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG) and pays for TCI's (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. (“TFA”) may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies.  In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements.  We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The statement of operations and change in net assets  of the separate account at December 31, 2013 and for the periods  December 31, 2013 and before disclosed in the financial statements, and the statutory-basis balance sheet of Transamerica Premier Life Insurance Company at December 31, 2013 and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the two years in the period ended, appearing herein, have been audited by Ernst & Young, LLP, 01 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, and the financial statements for the period ended December 31, 2014 have been audited by PricewaterhouseCoopers, 1 Wacker Drive, Chicago, IL 60606, each an independent Registered Public Accounting Firm, as set forth in each firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of each firm as an expert in accounting and auditing.

Underwriters

Underwriting Standards

4

    This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, issue age on the Policy date, length of time from the Policy date, and underwriting class. We currently place insureds into the following underwriting classes:

•	ultimate select (preferred) non-tobacco use;
•	select (non-preferred) non-tobacco use;
•	ultimate standard (preferred) tobacco use;
•	standard (non-preferred) tobacco use; and
•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies.  Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

Transamerica Financial’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us.  These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch, Inc..  These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.  These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

5

Financial Statements

Transamerica Financial’s statutory-basis financial statements and schedules, which include the Reports of Independent Registered Public Accounting Firms, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the Separate Account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Financial's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the Separate Account.

Transamerica Financial's statutory-basis financial statements and schedules as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

                The separate account’s financial statements for the period ended December 31, 2014, which include the Reports of Independent Registered Public Accounting Firms, also appear on the following pages.

6

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of
TFLIC Series Life Account of
Transamerica Financial Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities  and the related statement of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts of TFLIC Series Life Account (the "Separate Account") sponsored by Transamerica Financial Life Insurance Company at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the period then ended and the financial highlights in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management.  Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Chicago, IL
April 24, 2015

The Board of Directors and Contract Owners
Of Transamerica Financial Life Insurance Company
TFLIC Series Life Account

We have audited the accompanying statement of operations and changes in net assets of the subaccounts of Transamerica Financial Life Insurance Company TFLIC Series Life Account (the Separate Account), comprised of subaccounts as listed in the accompanying statement of operations and changes in net assets for the period ended December 31, 2013. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in net assets of each of the respective subaccounts of Transamerica Financial Life Insurance Company TFLIC Series Life Account, for the period ended  December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst& Young LLP

Des Moines, Iowa
April 24, 2014

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AllianceBernstein Balanced Wealth Strategy Class B Shares	2,349.130	$28,671	$28,307	$2	$28,309	1,588	$17.389779	$18.157896
American Funds - Growth Class 2 Shares	0.385	30	31	-	31	3	1.082313	10.954905
American Funds - Growth-Income Class 2 Shares	-	-	-	-	-	-	1.075401	10.877831
American Funds - International Class 2 Shares	0.974	20	20	-	20	2	0.960304	9.720928
Fidelity® VIP Contrafund® Service Class 2	17,301.300	446,455	634,958	(13)	634,945	29,522	21.507229	21.532495
Fidelity® VIP Equity-Income Service Class 2	15,366.083	316,654	366,174	(2)	366,172	19,584	18.697140	18.719106
Fidelity® VIP Growth Opportunities Service Class 2	8,165.550	131,972	271,096	10	271,106	19,056	14.226866	14.243575
Fidelity® VIP Index 500 Service Class 2	4,346.090	767,387	895,381	(20)	895,361	42,761	20.400876	22.719692
Franklin Founding Funds Allocation Class 4 Shares	8,270.399	68,303	62,359	(1)	62,358	3,200	18.830673	19.662447
Access VP High Yield	1,450.448	42,255	42,542	(67)	42,475	2,492	16.854876	17.133239
ProFund VP Asia 30	3,082.070	158,113	169,699	(45)	169,654	15,808	8.757552	17.204389
ProFund VP Basic Materials	1,251.913	70,247	70,182	(11)	70,171	6,616	10.250201	19.391917
ProFund VP Bull	133.995	4,560	5,523	(4)	5,519	305	15.863674	20.576926
ProFund VP Consumer Services	2,395.241	114,544	153,655	(1)	153,654	6,596	21.524731	30.138980
ProFund VP Emerging Markets	4,047.785	103,141	93,180	-	93,180	14,172	6.566699	13.814856
ProFund VP Europe 30	437.127	10,595	10,207	(5)	10,202	925	9.124331	14.829172
ProFund VP Falling U.S. Dollar	466.556	12,810	11,328	(5)	11,323	1,567	7.159578	7.909637
ProFund VP Financials	5,288.027	113,602	166,731	(13)	166,718	15,458	10.287687	16.949492
ProFund VP International	781.556	16,407	15,756	(9)	15,747	1,803	8.326993	14.038849
ProFund VP Japan	2,446.096	29,563	25,268	(10)	25,258	2,512	9.726549	15.409030
ProFund VP Mid-Cap	7,801.801	257,045	245,601	(5)	245,596	15,320	15.723446	23.734155
ProFund VP Money Market	72,687.410	72,687	72,687	-	72,687	7,297	9.134387	10.067458
ProFund VP NASDAQ-100	14,983.036	481,846	515,566	(5)	515,561	21,251	23.970143	28.166083
ProFund VP Oil & Gas	8,934.711	429,305	398,041	(54)	397,987	39,340	9.524150	14.475619
ProFund VP Pharmaceuticals	5,336.914	178,879	207,553	(8)	207,545	10,056	19.584149	23.296954
ProFund VP Precious Metals	7,340.043	187,155	131,607	3	131,610	31,850	3.297584	8.056884
ProFund VP Short Emerging Markets	5,576.447	69,809	70,207	2	70,209	14,445	2.820785	4.908270
ProFund VP Short International	165.362	2,197	2,186	(1)	2,185	459	3.145129	4.811323
ProFund VP Short NASDAQ-100	748.950	15,436	14,642	-	14,642	6,614	1.792327	2.350869
ProFund VP Short Small-Cap	2,813.852	58,419	54,786	(7)	54,779	23,546	1.787959	2.382381
ProFund VP Small-Cap	3,530.227	123,415	113,532	4	113,536	6,965	15.829450	21.926223
ProFund VP Small-Cap Value	1,705.723	70,636	72,186	(9)	72,177	4,361	16.323411	22.323962
ProFund VP Telecommunications	3,868.270	32,213	32,958	-	32,958	2,130	12.157900	16.102321
ProFund VP U.S. Government Plus	7,500.920	159,836	180,847	(3)	180,844	10,755	15.110212	17.054836
ProFund VP UltraNASDAQ-100	2,527.622	149,915	176,858	(2)	176,856	7,924	22.005092	22.470823
ProFund VP UltraSmall-Cap	2,674.262	50,938	57,122	(2)	57,120	3,037	16.368068	37.278282
ProFund VP Utilities	2,884.303	112,445	125,294	(6)	125,288	8,621	13.961568	18.665963
TA Aegon Active Asset Allocation - Conservative Initial Class	2,955.436	31,685	32,066	1	32,067	2,816	11.209925	11.577336
TA Aegon Active Asset Allocation - Moderate Initial Class	6,509.810	72,889	76,035	(1)	76,034	6,448	11.557226	11.936043
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	111,768.546	1,147,215	1,307,692	1	1,307,693	108,356	11.842345	12.230516
TA Aegon High Yield Bond Initial Class	73,060.237	603,455	588,135	(3)	588,132	28,261	18.608705	21.052458
TA Aegon Money Market Initial Class	669,962.030	669,962	669,962	6	669,968	57,512	9.159226	11.810403
See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Aegon U.S. Government Securities Initial Class	4,735.440	$59,113	$57,583	$-	$57,583	3,905	$12.171439	$15.209056
TA AllianceBernstein Dynamic Allocation Initial Class	4,042.646	32,779	38,567	(6)	38,561	2,248	15.563338	17.624834
TA Asset Allocation - Conservative Initial Class	55,894.563	558,286	617,635	(2)	617,633	34,963	15.856775	17.762239
TA Asset Allocation - Growth Initial Class	1,832,918.412	16,469,885	20,785,295	(18)	20,785,277	1,099,543	18.013622	19.033848
TA Asset Allocation - Moderate Initial Class	397,941.430	4,254,616	4,838,968	(14)	4,838,954	260,348	16.822709	18.757464
TA Asset Allocation - Moderate Growth Initial Class	1,651,766.406	18,274,574	21,043,504	1	21,043,505	1,113,628	17.685057	19.101922
TA Barrow Hanley Dividend Focused Initial Class	73,253.032	1,245,208	1,555,894	(7)	1,555,887	66,884	19.773533	24.091847
TA BlackRock Global Allocation Initial Class	13,426.272	134,692	133,189	(1)	133,188	11,471	11.394222	11.718020
TA BlackRock Tactical Allocation Initial Class	62,867.103	691,778	687,137	1	687,138	55,599	12.105541	12.449484
TA Clarion Global Real Estate Securities Initial Class	83,447.607	949,651	1,089,826	(1)	1,089,825	31,292	19.541380	40.181810
TA International Moderate Growth Initial Class	125,776.315	1,077,974	1,222,546	(4)	1,222,542	106,232	11.254545	16.089597
TA Janus Balanced Initial Class	13,546.063	153,618	184,226	(54)	184,172	14,014	12.811857	13.361303
TA Jennison Growth Initial Class	43,360.497	447,500	457,020	(2)	457,018	25,255	17.612966	18.255605
TA JPMorgan Core Bond Initial Class	46,720.698	603,489	608,303	1	608,304	31,123	13.329445	20.952402
TA JPMorgan Enhanced Index Initial Class	13,134.107	206,158	243,244	(1)	243,243	11,159	20.905123	23.483867
TA JPMorgan Mid Cap Value Initial Class	16,714.075	229,382	379,075	1	379,076	11,448	26.216008	33.465924
TA JPMorgan Tactical Allocation Initial Class	91,542.281	1,160,946	1,280,677	-	1,280,677	59,124	12.866547	22.768614
TA MFS International Equity Initial Class	177,892.340	1,212,274	1,456,938	(4)	1,456,934	105,159	11.192887	17.396834
TA Morgan Stanley Capital Growth Initial Class	130,050.214	1,540,303	2,039,187	(4)	2,039,183	72,160	22.519513	28.447975
TA Morgan Stanley Mid-Cap Growth Initial Class	263,103.135	7,275,493	9,337,530	(54)	9,337,476	458,293	20.035221	27.074194
TA Multi-Managed Balanced Initial Class	71,627.349	866,224	1,000,634	(4)	1,000,630	43,198	21.825560	23.309843
TA PIMCO Tactical - Balanced Initial Class	10,980.648	121,500	131,768	-	131,768	10,585	12.040759	12.621487
TA PIMCO Tactical - Conservative Initial Class	13,897.005	148,982	160,510	(1)	160,509	13,658	11.500410	12.055096
TA PIMCO Tactical - Growth Initial Class	32,774.565	356,404	381,824	2	381,826	31,425	11.773108	12.340978
TA PIMCO Total Return Initial Class	26,430.444	310,314	308,443	1	308,444	19,414	13.865084	17.018444
TA Systematic Small/Mid Cap Value Initial Class	220,243.556	4,497,361	4,995,124	(43)	4,995,081	160,333	28.195926	31.412817
TA T. Rowe Price Small Cap Initial Class	93,873.439	1,146,781	1,378,062	(2)	1,378,060	48,312	28.262584	30.891290
TA Torray Concentrated Growth Initial Class	16,684.663	361,752	357,886	-	357,886	14,270	24.359424	25.435652
TA Vanguard ETF - Balanced Initial Class	697.233	7,831	8,311	(4)	8,307	557	13.062514	16.093044
TA Vanguard ETF - Conservative Initial Class	-	-	-	-	-	-	1.028058	10.321506
TA Vanguard ETF - Growth Initial Class	15,507.737	165,028	168,104	(8)	168,096	11,899	13.248671	18.146364
TA WMC US Growth Initial Class	455,895.805	11,273,718	15,418,396	(10)	15,418,386	692,624	20.190782	22.598750
See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	AllianceBernstein Balanced Wealth Strategy Class B Shares	American Funds - Growth Class 2 Shares	American Funds - Growth-Income Class 2 Shares	American Funds - International Class 2 Shares	Fidelity® VIP Contrafund® Service Class 2
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount
Net Assets as of January 1, 2013:	$ 15,943	$ -	$ -	$ -	$ 470,688

Investment Income:
Reinvested Dividends	486	-	-	-	4,521
Investment Expense:
Mortality and Expense Risk and Administrative Charges	205	-	-	-	4,741
Net Investment Income (Loss)	281	-	-	-	(220)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	158
Realized Gain (Loss) on Investments	192	-	-	-	9,035
Net Realized Capital Gains (Losses) on Investments	192	-	-	-	9,193
Net Change in Unrealized Appreciation (Depreciation)	2,247	-	-	-	128,617
Net Gain (Loss) on Investment	2,439	-	-	-	137,810

Net Increase (Decrease) in Net Assets Resulting from Operations	2,720	-	-	-	137,590

Increase (Decrease) in Net Assets from Contract Transactions	5,005	-	-	-	(8,724)

Total Increase (Decrease) in Net Assets	7,725	-	-	-	128,866

Net Assets as of December 31, 2013:	$ 23,668	$ -	$ -	$ -	$ 599,554

Investment Income:
Reinvested Dividends	638	-	-	-	4,531
Investment Expense:
Mortality and Expense Risk and Administrative Charges	273	-	-	-	5,499
Net Investment Income (Loss)	365	-	-	-	(968)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,080	-	-	-	12,617
Realized Gain (Loss) on Investments	108	-	-	-	18,814
Net Realized Capital Gains (Losses) on Investments	4,188	-	-	-	31,431
Net Change in Unrealized Appreciation (Depreciation)	(3,015)	1	-	-	31,392
Net Gain (Loss) on Investment	1,173	1	-	-	62,823

Net Increase (Decrease) in Net Assets Resulting from Operations	1,538	1	-	-	61,855

Increase (Decrease) in Net Assets from Contract Transactions	3,103	30	-	20	(26,464)

Total Increase (Decrease) in Net Assets	4,641	31	-	20	35,391

Net Assets as of December 31, 2014:	$ 28,309	$ 31	$ -	$ 20	$ 634,945
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2	Franklin Founding Funds Allocation Class 4 Shares	Access VP High Yield
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 289,940	$ 180,802	$ 278,668	$ 6,557	$ 26,124

Investment Income:
Reinvested Dividends	7,475	97	7,857	5,473	1,423
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,896	1,872	4,245	317	512
Net Investment Income (Loss)	4,579	(1,775)	3,612	5,156	911

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,007	112	3,609	9,063	1,019
Realized Gain (Loss) on Investments	516	9,497	16,280	(1,025)	669
Net Realized Capital Gains (Losses) on Investments	22,523	9,609	19,889	8,038	1,688
Net Change in Unrealized Appreciation (Depreciation)	48,102	56,328	81,331	(7,107)	1,972
Net Gain (Loss) on Investment	70,625	65,937	101,220	931	3,660

Net Increase (Decrease) in Net Assets Resulting from Operations	75,204	64,162	104,832	6,087	4,571

Increase (Decrease) in Net Assets from Contract Transactions	(15,840)	(7,535)	133,391	41,800	60,398

Total Increase (Decrease) in Net Assets	59,364	56,627	238,223	47,887	64,969

Net Assets as of December 31, 2013:	$ 349,304	$ 237,429	$ 516,891	$ 54,444	$ 91,093

Investment Income:
Reinvested Dividends	9,601	16	12,498	1,734	3,037
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,244	2,225	6,492	553	767
Net Investment Income (Loss)	6,357	(2,209)	6,006	1,181	2,270

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,114	187	787	54	1,011
Realized Gain (Loss) on Investments	6,817	6,535	35,796	(940)	654
Net Realized Capital Gains (Losses) on Investments	11,931	6,722	36,583	(886)	1,665
Net Change in Unrealized Appreciation (Depreciation)	8,105	21,999	19,872	637	(2,601)
Net Gain (Loss) on Investment	20,036	28,721	56,455	(249)	(936)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,393	26,512	62,461	932	1,334

Increase (Decrease) in Net Assets from Contract Transactions	(9,525)	7,165	316,009	6,982	(49,952)

Total Increase (Decrease) in Net Assets	16,868	33,677	378,470	7,914	(48,618)

Net Assets as of December 31, 2014:	$ 366,172	$ 271,106	$ 895,361	$ 62,358	$ 42,475
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 101,535	$ 108,135	$ 1,754	$ 75,956	$ 168,810

Investment Income:
Reinvested Dividends	71	943	-	232	1,006
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,473	814	22	1,086	1,819
Net Investment Income (Loss)	(1,402)	129	(22)	(854)	(813)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	22	264	-
Realized Gain (Loss) on Investments	(2,429)	3,107	39	13,338	(40,588)
Net Realized Capital Gains (Losses) on Investments	(2,429)	3,107	61	13,602	(40,588)
Net Change in Unrealized Appreciation (Depreciation)	22,691	7,214	481	20,110	(2,312)
Net Gain (Loss) on Investment	20,262	10,321	542	33,712	(42,900)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,860	10,450	520	32,858	(43,713)

Increase (Decrease) in Net Assets from Contract Transactions	97,919	(42,790)	215	21,869	(33,474)

Total Increase (Decrease) in Net Assets	116,779	(32,340)	735	54,727	(77,187)

Net Assets as of December 31, 2013:	$ 218,314	$ 75,795	$ 2,489	$ 130,683	$ 91,623

Investment Income:
Reinvested Dividends	127	555	-	-	267
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,977	818	44	1,486	1,072
Net Investment Income (Loss)	(1,850)	(263)	(44)	(1,486)	(805)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	73	152	-
Realized Gain (Loss) on Investments	5,884	7,141	65	7,447	2,412
Net Realized Capital Gains (Losses) on Investments	5,884	7,141	138	7,599	2,412
Net Change in Unrealized Appreciation (Depreciation)	(11,365)	(9,144)	383	9,766	(10,067)
Net Gain (Loss) on Investment	(5,481)	(2,003)	521	17,365	(7,655)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,331)	(2,266)	477	15,879	(8,460)

Increase (Decrease) in Net Assets from Contract Transactions	(41,329)	(3,358)	2,553	7,092	10,017

Total Increase (Decrease) in Net Assets	(48,660)	(5,624)	3,030	22,971	1,557

Net Assets as of December 31, 2014:	$ 169,654	$ 70,171	$ 5,519	$ 153,654	$ 93,180

See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials	ProFund VP International	ProFund VP Japan
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 10,221	$ 23,979	$ 74,269	$ 36,609	$ 8,781

Investment Income:
Reinvested Dividends	89	-	455	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	559	189	1,148	211	239
Net Investment Income (Loss)	(470)	(189)	(693)	(211)	(239)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	1,129	-
Realized Gain (Loss) on Investments	(5,809)	(269)	2,294	2,542	3,686
Net Realized Capital Gains (Losses) on Investments	(5,809)	(269)	2,294	3,671	3,686
Net Change in Unrealized Appreciation (Depreciation)	885	546	29,098	319	8,736
Net Gain (Loss) on Investment	(4,924)	277	31,392	3,990	12,422

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,394)	88	30,699	3,779	12,183

Increase (Decrease) in Net Assets from Contract Transactions	3,865	47,360	40,916	(22,557)	59,839

Total Increase (Decrease) in Net Assets	(1,529)	47,448	71,615	(18,778)	72,022

Net Assets as of December 31, 2013:	$ 8,692	$ 71,427	$ 145,884	$ 17,831	$ 80,803

Investment Income:
Reinvested Dividends	139	-	304	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	266	107	1,467	166	173
Net Investment Income (Loss)	(127)	(107)	(1,163)	(166)	(173)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	1,565	6,987
Realized Gain (Loss) on Investments	1,717	(632)	4,309	61	6,770
Net Realized Capital Gains (Losses) on Investments	1,717	(632)	4,309	1,626	13,757
Net Change in Unrealized Appreciation (Depreciation)	(1,510)	(1,478)	15,100	(3,055)	(14,141)
Net Gain (Loss) on Investment	207	(2,110)	19,409	(1,429)	(384)

Net Increase (Decrease) in Net Assets Resulting from Operations	80	(2,217)	18,246	(1,595)	(557)

Increase (Decrease) in Net Assets from Contract Transactions	1,430	(57,887)	2,588	(489)	(54,988)

Total Increase (Decrease) in Net Assets	1,510	(60,104)	20,834	(2,084)	(55,545)

Net Assets as of December 31, 2014:	$ 10,202	$ 11,323	$ 166,718	$ 15,747	$ 25,258
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Mid-Cap	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 245,137	$ 50,053	$ 180,562	$ 195,919	$ 45,557

Investment Income:
Reinvested Dividends	-	32	-	977	1,502
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,682	1,355	1,245	2,236	854
Net Investment Income (Loss)	(2,682)	(1,323)	(1,245)	(1,259)	648

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,418	-	-	8,673	4,075
Realized Gain (Loss) on Investments	54,063	-	248	4,776	4,165
Net Realized Capital Gains (Losses) on Investments	71,481	-	248	13,449	8,240
Net Change in Unrealized Appreciation (Depreciation)	4,867	-	40,852	34,546	9,239
Net Gain (Loss) on Investment	76,348	-	41,100	47,995	17,479

Net Increase (Decrease) in Net Assets Resulting from Operations	73,666	(1,323)	39,855	46,736	18,127

Increase (Decrease) in Net Assets from Contract Transactions	(148,013)	225,362	(58,041)	7,220	38,383

Total Increase (Decrease) in Net Assets	(74,347)	224,039	(18,186)	53,956	56,510

Net Assets as of December 31, 2013:	$ 170,790	$ 274,092	$ 162,376	$ 249,875	$ 102,067

Investment Income:
Reinvested Dividends	-	24	-	1,350	1,264
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,868	974	2,736	3,000	1,802
Net Investment Income (Loss)	(2,868)	(950)	(2,736)	(1,650)	(538)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	61,396	-	6,890	21,841	6,309
Realized Gain (Loss) on Investments	(11,137)	-	41,712	17,979	4,653
Net Realized Capital Gains (Losses) on Investments	50,259	-	48,602	39,820	10,962
Net Change in Unrealized Appreciation (Depreciation)	(34,217)	-	(543)	(59,284)	15,193
Net Gain (Loss) on Investment	16,042	-	48,059	(19,464)	26,155

Net Increase (Decrease) in Net Assets Resulting from Operations	13,174	(950)	45,323	(21,114)	25,617

Increase (Decrease) in Net Assets from Contract Transactions	61,632	(200,455)	307,862	169,226	79,861

Total Increase (Decrease) in Net Assets	74,806	(201,405)	353,185	148,112	105,478

Net Assets as of December 31, 2014:	$ 245,596	$ 72,687	$ 515,561	$ 397,987	$ 207,545
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 127,431	$ 1,365	$ -	$ 14,469	$ 28,776

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,468	189	198	219	543
Net Investment Income (Loss)	(1,468)	(189)	(198)	(219)	(543)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(73,239)	(290)	(2,846)	(3,306)	(14,546)
Net Realized Capital Gains (Losses) on Investments	(73,239)	(290)	(2,846)	(3,306)	(14,546)
Net Change in Unrealized Appreciation (Depreciation)	(5,104)	(1,059)	(3,333)	(5,365)	(7,172)
Net Gain (Loss) on Investment	(78,343)	(1,349)	(6,179)	(8,671)	(21,718)

Net Increase (Decrease) in Net Assets Resulting from Operations	(79,811)	(1,538)	(6,377)	(8,890)	(22,261)

Increase (Decrease) in Net Assets from Contract Transactions	128,665	34,717	42,893	25,125	68,391

Total Increase (Decrease) in Net Assets	48,854	33,179	36,516	16,235	46,130

Net Assets as of December 31, 2013:	$ 176,285	$ 34,544	$ 36,516	$ 30,704	$ 74,906

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,668	368	164	132	456
Net Investment Income (Loss)	(1,668)	(368)	(164)	(132)	(456)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(5,761)	(9,883)	(2,855)	(7,229)	(9,131)
Net Realized Capital Gains (Losses) on Investments	(5,761)	(9,883)	(2,855)	(7,229)	(9,131)
Net Change in Unrealized Appreciation (Depreciation)	(42,678)	1,550	3,322	4,534	4,638
Net Gain (Loss) on Investment	(48,439)	(8,333)	467	(2,695)	(4,493)

Net Increase (Decrease) in Net Assets Resulting from Operations	(50,107)	(8,701)	303	(2,827)	(4,949)

Increase (Decrease) in Net Assets from Contract Transactions	5,432	44,366	(34,634)	(13,235)	(15,178)

Total Increase (Decrease) in Net Assets	(44,675)	35,665	(34,331)	(16,062)	(20,127)

Net Assets as of December 31, 2014:	$ 131,610	$ 70,209	$ 2,185	$ 14,642	$ 54,779
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                             TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                          Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 250,146	$ 223,956	$ 21,805	$ 102,235	$ 58,404

Investment Income:
Reinvested Dividends	-	498	1,463	136	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,186	1,369	415	635	359
Net Investment Income (Loss)	(1,186)	(871)	1,048	(499)	(359)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,234	-	2,213	5,449	-
Realized Gain (Loss) on Investments	16,249	38,362	(2,237)	(23,306)	6,227
Net Realized Capital Gains (Losses) on Investments	18,483	38,362	(24)	(17,857)	6,227
Net Change in Unrealized Appreciation (Depreciation)	27,255	17,501	343	(7,102)	18,905
Net Gain (Loss) on Investment	45,738	55,863	319	(24,959)	25,132

Net Increase (Decrease) in Net Assets Resulting from Operations	44,552	54,992	1,367	(25,458)	24,773

Increase (Decrease) in Net Assets from Contract Transactions	(51,221)	(73,149)	4,664	(27,325)	(8,805)

Total Increase (Decrease) in Net Assets	(6,669)	(18,157)	6,031	(52,783)	15,968

Net Assets as of December 31, 2013:	$ 243,477	$ 205,799	$ 27,836	$ 49,452	$ 74,372

Investment Income:
Reinvested Dividends	-	-	1,026	242	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,181	790	426	1,410	927
Net Investment Income (Loss)	(1,181)	(790)	600	(1,168)	(927)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,102	5,674	-	-	-
Realized Gain (Loss) on Investments	11,066	22,580	71	16,610	18,917
Net Realized Capital Gains (Losses) on Investments	47,168	28,254	71	16,610	18,917
Net Change in Unrealized Appreciation (Depreciation)	(43,013)	(23,181)	(1,013)	30,136	9,263
Net Gain (Loss) on Investment	4,155	5,073	(942)	46,746	28,180

Net Increase (Decrease) in Net Assets Resulting from Operations	2,974	4,283	(342)	45,578	27,253

Increase (Decrease) in Net Assets from Contract Transactions	(132,915)	(137,905)	5,464	85,814	75,231

Total Increase (Decrease) in Net Assets	(129,941)	(133,622)	5,122	131,392	102,484

Net Assets as of December 31, 2014:	$ 113,536	$ 72,177	$ 32,958	$ 180,844	$ 176,856
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                       Statement of Operations and Change in Net Assets

                            Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA Aegon Active Asset Allocation - Conservative Initial Class	TA Aegon Active Asset Allocation - Moderate Initial Class	TA Aegon Active Asset Allocation - Moderate Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 33,475	$ 37,678	$ 39,931	$ 18,838	$ 945,092

Investment Income:
Reinvested Dividends	-	2,749	837	244	10,253
Investment Expense:
Mortality and Expense Risk and Administrative Charges	440	884	493	312	10,440
Net Investment Income (Loss)	(440)	1,865	344	(68)	(187)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	840	232	-
Realized Gain (Loss) on Investments	14,839	(5,504)	3,216	833	16,874
Net Realized Capital Gains (Losses) on Investments	14,839	(5,504)	4,056	1,065	16,874
Net Change in Unrealized Appreciation (Depreciation)	11,762	1,609	(774)	1,823	143,684
Net Gain (Loss) on Investment	26,601	(3,895)	3,282	2,888	160,558

Net Increase (Decrease) in Net Assets Resulting from Operations	26,161	(2,030)	3,626	2,820	160,371

Increase (Decrease) in Net Assets from Contract Transactions	9,398	15,219	(1,508)	17,961	139,363

Total Increase (Decrease) in Net Assets	35,559	13,189	2,118	20,781	299,734

Net Assets as of December 31, 2013:	$ 69,034	$ 50,867	$ 42,049	$ 39,619	$1,244,826

Investment Income:
Reinvested Dividends	-	922	377	528	11,521
Investment Expense:
Mortality and Expense Risk and Administrative Charges	772	979	380	639	12,714
Net Investment Income (Loss)	(772)	(57)	(3)	(111)	(1,193)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,932	-	1,256	1,673	55,898
Realized Gain (Loss) on Investments	3,870	6,730	866	359	30,521
Net Realized Capital Gains (Losses) on Investments	15,802	6,730	2,122	2,032	86,419
Net Change in Unrealized Appreciation (Depreciation)	(10,100)	11,585	(871)	542	(53,419)
Net Gain (Loss) on Investment	5,702	18,315	1,251	2,574	33,000

Net Increase (Decrease) in Net Assets Resulting from Operations	4,930	18,258	1,248	2,463	31,807

Increase (Decrease) in Net Assets from Contract Transactions	(16,844)	56,163	(11,230)	33,952	31,060

Total Increase (Decrease) in Net Assets	(11,914)	74,421	(9,982)	36,415	62,867

Net Assets as of December 31, 2014:	$ 57,120	$ 125,288	$ 32,067	$ 76,034	$1,307,693
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	TA Aegon High Yield Bond Initial Class	TA Aegon Money Market Initial Class	TA Aegon U.S. Government Securities Initial Class	TA AllianceBernstein Dynamic Allocation Initial Class	TA Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 300,615	$ 742,986	$ 90,568	$ 44,384	$ 629,163

Investment Income:
Reinvested Dividends	20,381	37	841	426	20,831
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,822	6,542	733	361	5,818
Net Investment Income (Loss)	16,559	(6,505)	108	65	15,013

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	786	-	1,028
Realized Gain (Loss) on Investments	12,109	-	(3,657)	2,388	11,770
Net Realized Capital Gains (Losses) on Investments	12,109	-	(2,871)	2,388	12,798
Net Change in Unrealized Appreciation (Depreciation)	(12,046)	-	(629)	113	23,985
Net Gain (Loss) on Investment	63	-	(3,500)	2,501	36,783

Net Increase (Decrease) in Net Assets Resulting from Operations	16,622	(6,505)	(3,392)	2,566	51,796

Increase (Decrease) in Net Assets from Contract Transactions	34,109	(27,507)	41,018	(8,341)	(17,390)

Total Increase (Decrease) in Net Assets	50,731	(34,012)	37,626	(5,775)	34,406

Net Assets as of December 31, 2013:	$ 351,346	$ 708,974	$ 128,194	$ 38,609	$ 663,569

Investment Income:
Reinvested Dividends	29,691	35	2,274	418	16,734
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,415	6,074	500	350	5,603
Net Investment Income (Loss)	24,276	(6,039)	1,774	68	11,131

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	955	-	10,235
Realized Gain (Loss) on Investments	(746)	-	211	977	22,620
Net Realized Capital Gains (Losses) on Investments	(746)	-	1,166	977	32,855
Net Change in Unrealized Appreciation (Depreciation)	(14,529)	-	(537)	748	(35,909)
Net Gain (Loss) on Investment	(15,275)	-	629	1,725	(3,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,001	(6,039)	2,403	1,793	8,077

Increase (Decrease) in Net Assets from Contract Transactions	227,785	(32,967)	(73,014)	(1,841)	(54,013)

Total Increase (Decrease) in Net Assets	236,786	(39,006)	(70,611)	(48)	(45,936)

Net Assets as of December 31, 2014:	$ 588,132	$ 669,968	$ 57,583	$ 38,561	$ 617,633
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                     Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	TA Asset Allocation - Growth Initial Class	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Growth Initial Class	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 16,272,552	$ 4,509,749	$ 17,388,106	$ 1,320,573	$ 61,363

Investment Income:
Reinvested Dividends	222,620	114,732	439,663	28,950	1,516
Investment Expense:
Mortality and Expense Risk and Administrative Charges	164,458	42,061	173,334	11,077	652
Net Investment Income (Loss)	58,162	72,671	266,329	17,873	864

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	924
Realized Gain (Loss) on Investments	(513,687)	(909)	58,218	121,715	1,394
Net Realized Capital Gains (Losses) on Investments	(513,687)	(909)	58,218	121,715	2,318
Net Change in Unrealized Appreciation (Depreciation)	4,620,808	479,795	2,870,805	166,983	5,221
Net Gain (Loss) on Investment	4,107,121	478,886	2,929,023	288,698	7,539

Net Increase (Decrease) in Net Assets Resulting from Operations	4,165,283	551,557	3,195,352	306,571	8,403

Increase (Decrease) in Net Assets from Contract Transactions	(34,817)	(154,617)	116,871	(428,707)	28,826

Total Increase (Decrease) in Net Assets	4,130,466	396,940	3,312,223	(122,136)	37,229

Net Assets as of December 31, 2013:	$ 20,403,018	$ 4,906,689	$ 20,700,329	$ 1,198,437	$ 98,592

Investment Income:
Reinvested Dividends	480,097	107,479	567,724	22,076	3,499
Investment Expense:
Mortality and Expense Risk and Administrative Charges	184,974	43,564	192,071	13,741	1,119
Net Investment Income (Loss)	295,123	63,915	375,653	8,335	2,380

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	4,990
Realized Gain (Loss) on Investments	330,519	61,381	200,863	91,364	253
Net Realized Capital Gains (Losses) on Investments	330,519	61,381	200,863	91,364	5,243
Net Change in Unrealized Appreciation (Depreciation)	(252,640)	(36,507)	(233,934)	40,578	(6,552)
Net Gain (Loss) on Investment	77,879	24,874	(33,071)	131,942	(1,309)

Net Increase (Decrease) in Net Assets Resulting from Operations	373,002	88,789	342,582	140,277	1,071

Increase (Decrease) in Net Assets from Contract Transactions	9,257	(156,524)	594	217,173	33,525

Total Increase (Decrease) in Net Assets	382,259	(67,735)	343,176	357,450	34,596

Net Assets as of December 31, 2014:	$ 20,785,277	$ 4,838,954	$ 21,043,505	$ 1,555,887	$ 133,188
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                            TFLIC Series Life Account
                                                        Statement of Operations and Change in Net Assets

                            Years Ended December 31, 2013 and 2014, Except as Noted

	TA BlackRock Tactical Allocation Initial Class	TA Clarion Global Real Estate Securities Initial Class	TA International Moderate Growth Initial Class	TA Janus Balanced Initial Class	TA Jennison Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 44,509	$ 1,066,742	$ 1,028,191	$ 135,467	$ 236,735

Investment Income:
Reinvested Dividends	1,048	60,328	22,493	1,138	461
Investment Expense:
Mortality and Expense Risk and Administrative Charges	304	10,442	9,804	1,486	1,687
Net Investment Income (Loss)	744	49,886	12,689	(348)	(1,226)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,106	-	-	-	13,301
Realized Gain (Loss) on Investments	888	74,292	1,345	2,786	4,704
Net Realized Capital Gains (Losses) on Investments	1,994	74,292	1,345	2,786	18,005
Net Change in Unrealized Appreciation (Depreciation)	1,775	(89,919)	108,741	21,406	42,024
Net Gain (Loss) on Investment	3,769	(15,627)	110,086	24,192	60,029

Net Increase (Decrease) in Net Assets Resulting from Operations	4,513	34,259	122,775	23,844	58,803

Increase (Decrease) in Net Assets from Contract Transactions	4,105	(41,486)	43,207	(6,790)	(82,101)

Total Increase (Decrease) in Net Assets	8,618	(7,227)	165,982	17,054	(23,298)

Net Assets as of December 31, 2013:	$ 53,127	$ 1,059,515	$ 1,194,173	$ 152,521	$ 213,437

Investment Income:
Reinvested Dividends	13,785	16,354	27,505	1,184	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,247	10,047	10,804	1,704	3,003
Net Investment Income (Loss)	9,538	6,307	16,701	(520)	(3,003)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	19,212	-	-	-	24,308
Realized Gain (Loss) on Investments	1,036	25,372	15,741	7,045	29,146
Net Realized Capital Gains (Losses) on Investments	20,248	25,372	15,741	7,045	53,454
Net Change in Unrealized Appreciation (Depreciation)	(6,182)	94,782	(49,161)	4,792	(27,875)
Net Gain (Loss) on Investment	14,066	120,154	(33,420)	11,837	25,579

Net Increase (Decrease) in Net Assets Resulting from Operations	23,604	126,461	(16,719)	11,317	22,576

Increase (Decrease) in Net Assets from Contract Transactions	610,407	(96,151)	45,088	20,334	221,005

Total Increase (Decrease) in Net Assets	634,011	30,310	28,369	31,651	243,581

Net Assets as of December 31, 2014:	$ 687,138	$ 1,089,825	$ 1,222,542	$ 184,172	$ 457,018
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                             TFLIC Series Life Account
                                                         Statement of Operations and Change in Net Assets

                             Years Ended December 31, 2013 and 2014, Except as Noted

	TA JPMorgan Core Bond Initial Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA MFS International Equity Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 665,830	$ 155,812	$ 291,723	$ 1,276,211	$ 1,402,161

Investment Income:
Reinvested Dividends	17,861	1,367	1,600	13,120	17,183
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,692	1,849	2,951	10,077	14,230
Net Investment Income (Loss)	12,169	(482)	(1,351)	3,043	2,953

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,422	3,836	-	-
Realized Gain (Loss) on Investments	7,149	3,897	8,270	(42,999)	(32,406)
Net Realized Capital Gains (Losses) on Investments	7,149	5,319	12,106	(42,999)	(32,406)
Net Change in Unrealized Appreciation (Depreciation)	(37,745)	48,721	76,036	88,429	269,025
Net Gain (Loss) on Investment	(30,596)	54,040	88,142	45,430	236,619

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,427)	53,558	86,791	48,473	239,572

Increase (Decrease) in Net Assets from Contract Transactions	(75,631)	37,964	(21,708)	(253,140)	(16,405)

Total Increase (Decrease) in Net Assets	(94,058)	91,522	65,083	(204,667)	223,167

Net Assets as of December 31, 2013:	$ 571,772	$ 247,334	$ 356,806	$ 1,071,544	$ 1,625,328

Investment Income:
Reinvested Dividends	12,221	2,209	2,577	14,353	15,317
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,453	2,413	3,243	11,030	14,262
Net Investment Income (Loss)	6,768	(204)	(666)	3,323	1,055

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	19,463	20,981	-	-
Realized Gain (Loss) on Investments	(365)	31,838	17,650	15,950	48,626
Net Realized Capital Gains (Losses) on Investments	(365)	51,301	38,631	15,950	48,626
Net Change in Unrealized Appreciation (Depreciation)	19,102	(27,961)	10,755	48,293	(149,438)
Net Gain (Loss) on Investment	18,737	23,340	49,386	64,243	(100,812)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,505	23,136	48,720	67,566	(99,757)

Increase (Decrease) in Net Assets from Contract Transactions	11,027	(27,227)	(26,450)	141,567	(68,637)

Total Increase (Decrease) in Net Assets	36,532	(4,091)	22,270	209,133	(168,394)

Net Assets as of December 31, 2014:	$ 608,304	$ 243,243	$ 379,076	$ 1,280,677	$ 1,456,934
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                             Years Ended December 31, 2013 and 2014, Except as Noted

	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class	TA Multi-Managed Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class	TA PIMCO Tactical - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 1,356,864	$ 7,197,597	$ 917,168	$ 172,368	$ 163,059

Investment Income:
Reinvested Dividends	10,430	68,949	15,108	611	1,010
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,708	75,651	8,668	1,229	1,576
Net Investment Income (Loss)	(3,278)	(6,702)	6,440	(618)	(566)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,837	172,584	30,980	-	-
Realized Gain (Loss) on Investments	(20,883)	285,297	19,792	606	(1,522)
Net Realized Capital Gains (Losses) on Investments	(14,046)	457,881	50,772	606	(1,522)
Net Change in Unrealized Appreciation (Depreciation)	622,453	2,258,949	92,828	14,969	13,621
Net Gain (Loss) on Investment	608,407	2,716,830	143,600	15,575	12,099

Net Increase (Decrease) in Net Assets Resulting from Operations	605,129	2,710,128	150,040	14,957	11,533

Increase (Decrease) in Net Assets from Contract Transactions	(67,732)	7,193	(95,655)	(79,031)	(26,647)

Total Increase (Decrease) in Net Assets	537,397	2,717,321	54,385	(64,074)	(15,114)

Net Assets as of December 31, 2013:	$ 1,894,261	$ 9,914,918	$ 971,553	$ 108,294	$ 147,945

Investment Income:
Reinvested Dividends	-	-	13,441	1,359	2,062
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19,180	85,673	9,008	1,108	1,683
Net Investment Income (Loss)	(19,180)	(85,673)	4,433	251	379

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,669	632,703	56,909	4,014	3,120
Realized Gain (Loss) on Investments	144,338	446,803	24,935	1,371	1,958
Net Realized Capital Gains (Losses) on Investments	193,007	1,079,506	81,844	5,385	5,078
Net Change in Unrealized Appreciation (Depreciation)	(73,798)	(1,095,358)	7,076	2,831	6,264
Net Gain (Loss) on Investment	119,209	(15,852)	88,920	8,216	11,342

Net Increase (Decrease) in Net Assets Resulting from Operations	100,029	(101,525)	93,353	8,467	11,721

Increase (Decrease) in Net Assets from Contract Transactions	44,893	(475,917)	(64,276)	15,007	843

Total Increase (Decrease) in Net Assets	144,922	(577,442)	29,077	23,474	12,564

Net Assets as of December 31, 2014:	$ 2,039,183	$ 9,337,476	$ 1,000,630	$ 131,768	$ 160,509
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                             TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                          Years Ended December 31, 2013 and 2014, Except as Noted

	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA Systematic Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA Torray Concentrated Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 262,474	$ 352,381	$ 2,077,053	$ 1,089,030	$ 138,011

Investment Income:
Reinvested Dividends	2,754	8,788	19,438	1,322	1,763
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,796	3,911	36,988	14,695	1,751
Net Investment Income (Loss)	(42)	4,877	(17,550)	(13,373)	12

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	4,995	9,348	76,508	-
Realized Gain (Loss) on Investments	(139)	(6,643)	120,392	57,050	5,391
Net Realized Capital Gains (Losses) on Investments	(139)	(1,648)	129,740	133,558	5,391
Net Change in Unrealized Appreciation (Depreciation)	44,013	(21,631)	1,040,455	448,594	46,963
Net Gain (Loss) on Investment	43,874	(23,279)	1,170,195	582,152	52,354

Net Increase (Decrease) in Net Assets Resulting from Operations	43,832	(18,402)	1,152,645	568,779	52,366

Increase (Decrease) in Net Assets from Contract Transactions	25,818	20,124	1,959,722	439,023	95,295

Total Increase (Decrease) in Net Assets	69,650	1,722	3,112,367	1,007,802	147,661

Net Assets as of December 31, 2013:	$ 332,124	$ 354,103	$ 5,189,420	$ 2,096,832	$ 285,672

Investment Income:
Reinvested Dividends	6,372	6,315	44,543	-	3,543
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,354	3,449	50,192	15,515	3,588
Net Investment Income (Loss)	3,018	2,866	(5,649)	(15,515)	(45)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	10,418	-	475,541	50,112	59,182
Realized Gain (Loss) on Investments	4,408	(7,097)	167,844	217,995	32,082
Net Realized Capital Gains (Losses) on Investments	14,826	(7,097)	643,385	268,107	91,264
Net Change in Unrealized Appreciation (Depreciation)	2,636	17,265	(434,432)	(194,607)	(57,256)
Net Gain (Loss) on Investment	17,462	10,168	208,953	73,500	34,008

Net Increase (Decrease) in Net Assets Resulting from Operations	20,480	13,034	203,304	57,985	33,963

Increase (Decrease) in Net Assets from Contract Transactions	29,222	(58,693)	(397,643)	(776,757)	38,251

Total Increase (Decrease) in Net Assets	49,702	(45,659)	(194,339)	(718,772)	72,214

Net Assets as of December 31, 2014:	$ 381,826	$ 308,444	$ 4,995,081	$ 1,378,060	$ 357,886
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                         TFLIC Series Life Account
                                                     Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	TA Vanguard ETF - Balanced Initial Class	TA Vanguard ETF - Conservative Initial Class	TA Vanguard ETF - Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 6,013	$ -	$ 25,145	$ 11,719,044

Investment Income:
Reinvested Dividends	74	-	1,574	138,031
Investment Expense:
Mortality and Expense Risk and Administrative Charges	82	-	720	117,793
Net Investment Income (Loss)	(8)	-	854	20,238

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	83	-	2,274	-
Realized Gain (Loss) on Investments	246	-	326	124,404
Net Realized Capital Gains (Losses) on Investments	329	-	2,600	124,404
Net Change in Unrealized Appreciation (Depreciation)	233	-	8,682	3,435,263
Net Gain (Loss) on Investment	562	-	11,282	3,559,667

Net Increase (Decrease) in Net Assets Resulting from Operations	554	-	12,136	3,579,905

Increase (Decrease) in Net Assets from Contract Transactions	(1,487)	-	95,598	(675,132)

Total Increase (Decrease) in Net Assets	(933)	-	107,734	2,904,773

Net Assets as of December 31, 2013:	$ 5,080	$ -	$ 132,879	$ 14,623,817

Investment Income:
Reinvested Dividends	70	-	1,662	132,488
Investment Expense:
Mortality and Expense Risk and Administrative Charges	92	-	1,269	132,327
Net Investment Income (Loss)	(22)	-	393	161

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	194	-	8,086	535,204
Realized Gain (Loss) on Investments	28	-	1,456	818,818
Net Realized Capital Gains (Losses) on Investments	222	-	9,542	1,354,022
Net Change in Unrealized Appreciation (Depreciation)	18	-	(5,071)	82,639
Net Gain (Loss) on Investment	240	-	4,471	1,436,661

Net Increase (Decrease) in Net Assets Resulting from Operations	218	-	4,864	1,436,822

Increase (Decrease) in Net Assets from Contract Transactions	3,009	-	30,353	(642,253)

Total Increase (Decrease) in Net Assets	3,227	-	35,217	794,569

Net Assets as of December 31, 2014:	$ 8,307	$ -	$ 168,096	$ 15,418,386
See Accompanying Notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization
The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AllianceBernstein Variable Products Series Fund	AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
ProFunds	ProFunds
	ProFund VP Small-Cap	ProFund VP Small-Cap
	ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
	ProFund VP Telecommunications	ProFund VP Telecommunications
	ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
	ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
	ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
	ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust		Transamerica Series Trust
	TA Aegon Active Asset Allocation - Conservative Initial Class	Transamerica Aegon Active Asset Allocation - Conservative VP Initial Class
	TA Aegon Active Asset Allocation - Moderate Initial Class	Transamerica Aegon Active Asset Allocation - Moderate VP Initial Class
	TA Aegon Active Asset Allocation - Moderate Growth Initial Class	Transamerica Aegon Active Asset Allocation - Moderate Growth VP Initial Class
	TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
	TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
	TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
	TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP Initial Class
	TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
	TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
	TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
	TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
	TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
	TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
	TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
	TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
	TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
	TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
	TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
	TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
	TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
	TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
	TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
	TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
	TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
	TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
	TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
	TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
	TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
	TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
	TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
	TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
	TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
	TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
	TA Vanguard ETF - Balanced Initial Class	Transamerica Vanguard ETF - Balanced VP Initial Class
	TA Vanguard ETF - Conservative Initial Class	Transamerica Vanguard ETF - Conservative VP Initial Class
	TA Vanguard ETF - Growth Initial Class	Transamerica Vanguard ETF - Growth VP Initial Class

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount		Mutual Fund
Transamerica Series Trust		Transamerica Series Trust
	TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Each period reported on reflects a full twelve month period except as follows:
Subaccount		Inception Date
	American Funds - Growth Class 2 Shares	May 9, 2014
	American Funds - Growth-Income Class 2 Shares	May 9, 2014
	American Funds - International Class 2 Shares	May 9, 2014
	TA Vanguard ETF - Conservative Initial Class	May 9, 2014
	ProFund VP UltraNASDAQ-100	April 30, 2012
	TA BlackRock Global Allocation Initial Class	May 19, 2011
	TA BlackRock Tactical Allocation Initial Class	May 19, 2011
	TA Aegon Active Asset Allocation - Conservative Initial Class	April 29, 2011
	TA Aegon Active Asset Allocation - Moderate Initial Class	April 29, 2011
	TA Aegon Active Asset Allocation - Moderate Growth Initial Class	April 29, 2011
	TA Jennison Growth Initial Class	April 29, 2010

The following subaccount name changes were made effective during the fiscal year ended December 31, 2014:
Subaccount		Formerly
	Franklin Founding Funds Allocation Class 4 Shares	Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	TA Torray Concentrated Growth Initial Class	TA BNP Paribas Large Cap Growth Initial Class
	TA WMC US Growth Initial Class	TA WMC Diversified Growth Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:
Reinvested Subaccount		Liquidated Subaccount
	TA BlackRock Tactical Allocation Initial Class	TA Hanlon Income Initial Class

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2014.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy
The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Balanced Wealth Strategy Class B Shares	$8,726	$1,180
American Funds - Growth Class 2 Shares	130	100
American Funds - Growth-Income Class 2 Shares	100	100
American Funds - International Class 2 Shares	121	101
Fidelity® VIP Contrafund® Service Class 2	48,424	63,238
Fidelity® VIP Equity-Income Service Class 2	42,885	40,938
Fidelity® VIP Growth Opportunities Service Class 2	17,925	12,784
Fidelity® VIP Index 500 Service Class 2	459,730	136,925
Franklin Founding Funds Allocation Class 4 Shares	16,812	8,595
Access VP High Yield	31,910	78,580
ProFund VP Asia 30	42,976	86,156
ProFund VP Basic Materials	153,705	157,326
ProFund VP Bull	12,963	10,383
ProFund VP Consumer Services	46,985	41,227
ProFund VP Emerging Markets	133,247	124,034
ProFund VP Europe 30	74,455	73,153
ProFund VP Falling U.S. Dollar	5,913	63,907
ProFund VP Financials	18,779	17,353
ProFund VP International	3,057	2,145
ProFund VP Japan	33,813	81,987
ProFund VP Mid-Cap	337,552	217,391
ProFund VP Money Market	195,803	397,209
ProFund VP NASDAQ-100	512,622	200,606
ProFund VP Oil & Gas	369,682	180,272
ProFund VP Pharmaceuticals	111,188	25,555
ProFund VP Precious Metals	140,612	136,848
ProFund VP Short Emerging Markets	322,273	278,276
ProFund VP Short International	18,165	52,964
ProFund VP Short NASDAQ-100	47,370	60,738
ProFund VP Short Small-Cap	129,483	145,117
ProFund VP Small-Cap	115,659	213,654
ProFund VP Small-Cap Value	77,320	210,336
ProFund VP Telecommunications	7,345	1,280
ProFund VP U.S. Government Plus	347,557	262,908
ProFund VP UltraNASDAQ-100	201,402	127,097
ProFund VP UltraSmall-Cap	165,411	171,094

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

2. Investments (continued)
Subaccount	Purchases	Sales
ProFund VP Utilities	$368,488	$312,383
TA Aegon Active Asset Allocation - Conservative Initial Class	10,618	20,596
TA Aegon Active Asset Allocation - Moderate Initial Class	40,938	5,424
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	266,281	180,516
TA Aegon High Yield Bond Initial Class	363,794	111,732
TA Aegon Money Market Initial Class	86,224	125,230
TA Aegon U.S. Government Securities Initial Class	51,426	121,710
TA AllianceBernstein Dynamic Allocation Initial Class	4,944	6,716
TA Asset Allocation - Conservative Initial Class	128,207	160,853
TA Asset Allocation - Growth Initial Class	1,868,936	1,564,554
TA Asset Allocation - Moderate Initial Class	376,593	469,202
TA Asset Allocation - Moderate Growth Initial Class	1,668,137	1,291,895
TA Barrow Hanley Dividend Focused Initial Class	580,758	355,251
TA BlackRock Global Allocation Initial Class	47,629	6,735
TA BlackRock Tactical Allocation Initial Class	681,588	42,430
TA Clarion Global Real Estate Securities Initial Class	200,327	290,171
TA International Moderate Growth Initial Class	165,729	103,941
TA Janus Balanced Initial Class	52,514	32,697
TA Jennison Growth Initial Class	513,691	271,380
TA JPMorgan Core Bond Initial Class	169,258	151,463
TA JPMorgan Enhanced Index Initial Class	113,362	121,330
TA JPMorgan Mid Cap Value Initial Class	37,509	43,644
TA JPMorgan Tactical Allocation Initial Class	306,962	162,071
TA MFS International Equity Initial Class	170,337	237,917
TA Morgan Stanley Capital Growth Initial Class	554,775	480,393
TA Morgan Stanley Mid-Cap Growth Initial Class	1,655,229	1,584,120
TA Multi-Managed Balanced Initial Class	156,109	159,042
TA PIMCO Tactical - Balanced Initial Class	34,372	15,099
TA PIMCO Tactical - Conservative Initial Class	30,549	26,206
TA PIMCO Tactical - Growth Initial Class	92,530	49,874
TA PIMCO Total Return Initial Class	154,697	210,525
TA Systematic Small/Mid Cap Value Initial Class	1,343,321	1,271,073
TA T. Rowe Price Small Cap Initial Class	407,741	1,149,901
TA Torray Concentrated Growth Initial Class	268,944	171,557
TA Vanguard ETF - Balanced Initial Class	3,816	635
TA Vanguard ETF - Conservative Initial Class	100	100

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Purchases	Sales
TA Vanguard ETF - Growth Initial Class	$63,884	$25,052
TA WMC US Growth Initial Class	2,705,813	2,812,700

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units
The change in units outstanding were as follows:
	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Balanced Wealth Strategy Class B Shares	236	(53)	183	445	(130)	315
American Funds - Growth Class 2 Shares	3	-	3	-	-	-
American Funds - Growth-Income Class 2 Shares	-	-	-	-	-	-
American Funds - International Class 2 Shares	2	-	2	-	-	-
Fidelity® VIP Contrafund® Service Class 2	1,658	(2,984)	(1,326)	2,755	(3,338)	(583)
Fidelity® VIP Equity-Income Service Class 2	1,634	(2,136)	(502)	1,620	(2,655)	(1,035)
Fidelity® VIP Growth Opportunities Service Class 2	1,410	(870)	540	1,325	(2,029)	(704)
Fidelity® VIP Index 500 Service Class 2	22,371	(7,052)	15,319	11,927	(3,985)	7,942
Franklin Founding Funds Allocation Class 4 Shares	767	(413)	354	3,062	(635)	2,427
Access VP High Yield	1,656	(4,616)	(2,960)	4,450	(688)	3,762
ProFund VP Asia 30	3,926	(9,598)	(5,672)	14,365	(4,269)	10,096
ProFund VP Basic Materials	14,347	(14,707)	(360)	9,848	(15,166)	(5,318)
ProFund VP Bull	891	(741)	150	27	(16)	11
ProFund VP Consumer Services	2,303	(1,870)	433	3,967	(3,033)	934
ProFund VP Emerging Markets	18,583	(17,691)	892	69,034	(78,461)	(9,427)
ProFund VP Europe 30	7,422	(7,217)	205	27,783	(28,189)	(406)
ProFund VP Falling U.S. Dollar	731	(7,785)	(7,054)	12,920	(7,106)	5,814
ProFund VP Financials	1,731	(1,547)	184	7,702	(2,675)	5,027
ProFund VP International	152	(220)	(68)	484	(3,295)	(2,811)
ProFund VP Japan	2,780	(8,732)	(5,952)	14,612	(7,505)	7,107
ProFund VP Mid-Cap	18,462	(14,460)	4,002	12,193	(22,408)	(10,215)
ProFund VP Money Market	19,540	(39,517)	(19,977)	61,330	(39,017)	22,313
ProFund VP NASDAQ-100	22,453	(8,879)	13,574	5,415	(9,224)	(3,809)
ProFund VP Oil & Gas	33,937	(15,776)	18,161	13,597	(13,654)	(57)
ProFund VP Pharmaceuticals	5,659	(1,397)	4,262	5,857	(3,468)	2,389
ProFund VP Precious Metals	26,114	(29,914)	(3,800)	81,773	(62,609)	19,164
ProFund VP Short Emerging Markets	65,198	(57,561)	7,637	31,460	(24,919)	6,541

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units (continued)
	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Short International	3,858	(11,170)	(7,312)	17,703	(9,932)	7,771
ProFund VP Short NASDAQ-100	19,186	(23,047)	(3,861)	32,336	(25,335)	7,001
ProFund VP Short Small-Cap	50,845	(55,852)	(5,007)	92,202	(71,155)	21,047
ProFund VP Small-Cap	5,121	(13,615)	(8,494)	11,744	(17,950)	(6,206)
ProFund VP Small-Cap Value	4,551	(13,376)	(8,825)	20,484	(26,899)	(6,415)
ProFund VP Telecommunications	425	(64)	361	2,783	(2,552)	231
ProFund VP U.S. Government Plus	24,271	(17,512)	6,759	9,882	(12,492)	(2,610)
ProFund VP UltraNASDAQ-100	10,680	(7,242)	3,438	12,489	(14,242)	(1,753)
ProFund VP UltraSmall-Cap	10,040	(11,038)	(998)	5,906	(5,589)	317
ProFund VP Utilities	29,371	(24,989)	4,382	32,901	(32,110)	791
TA Aegon Active Asset Allocation - Conservative Initial Class	806	(1,780)	(974)	6,359	(6,392)	(33)
TA Aegon Active Asset Allocation - Moderate Initial Class	3,407	(420)	2,987	2,701	(1,055)	1,646
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	17,384	(14,649)	2,735	27,866	(15,129)	12,737
TA Aegon High Yield Bond Initial Class	16,051	(5,274)	10,777	12,946	(11,192)	1,754
TA Aegon Money Market Initial Class	7,865	(10,326)	(2,461)	17,120	(19,299)	(2,179)
TA Aegon U.S. Government Securities Initial Class	3,299	(8,298)	(4,999)	19,582	(16,868)	2,714
TA AllianceBernstein Dynamic Allocation Initial Class	284	(385)	(101)	513	(1,015)	(502)
TA Asset Allocation - Conservative Initial Class	6,028	(8,975)	(2,947)	6,913	(7,969)	(1,056)
TA Asset Allocation - Growth Initial Class	82,791	(81,058)	1,733	151,997	(154,220)	(2,223)
TA Asset Allocation - Moderate Initial Class	16,213	(24,319)	(8,106)	32,851	(41,732)	(8,881)
TA Asset Allocation - Moderate Growth Initial Class	66,755	(66,053)	702	147,514	(139,921)	7,593
TA Barrow Hanley Dividend Focused Initial Class	25,982	(15,612)	10,370	17,047	(40,627)	(23,580)
TA BlackRock Global Allocation Initial Class	3,401	(510)	2,891	6,378	(3,850)	2,528
TA BlackRock Tactical Allocation Initial Class	54,459	(3,335)	51,124	4,658	(4,375)	283
TA Clarion Global Real Estate Securities Initial Class	7,085	(9,707)	(2,622)	14,316	(13,196)	1,120
TA International Moderate Growth Initial Class	12,300	(8,695)	3,605	15,226	(11,544)	3,682
TA Janus Balanced Initial Class	4,011	(2,434)	1,577	2,442	(3,023)	(581)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units (continued)
	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Jennison Growth Initial Class	28,669	(16,284)	12,385	4,252	(10,813)	(6,561)
TA JPMorgan Core Bond Initial Class	9,122	(7,589)	1,533	5,518	(9,204)	(3,686)
TA JPMorgan Enhanced Index Initial Class	4,384	(6,110)	(1,726)	4,767	(2,618)	2,149
TA JPMorgan Mid Cap Value Initial Class	566	(1,300)	(734)	-	(830)	(830)
TA JPMorgan Tactical Allocation Initial Class	16,235	(7,352)	8,883	12,281	(25,819)	(13,538)
TA MFS International Equity Initial Class	12,312	(16,328)	(4,016)	43,375	(44,740)	(1,365)
TA Morgan Stanley Capital Growth Initial Class	19,216	(17,154)	2,062	9,858	(13,661)	(3,803)
TA Morgan Stanley Mid-Cap Growth Initial Class	47,263	(75,699)	(28,436)	64,058	(65,417)	(1,359)
TA Multi-Managed Balanced Initial Class	4,130	(6,838)	(2,708)	4,872	(9,627)	(4,755)
TA PIMCO Tactical - Balanced Initial Class	2,450	(1,190)	1,260	3,569	(10,689)	(7,120)
TA PIMCO Tactical - Conservative Initial Class	2,322	(2,199)	123	3,967	(6,390)	(2,423)
TA PIMCO Tactical - Growth Initial Class	6,526	(3,966)	2,560	9,443	(7,033)	2,410
TA PIMCO Total Return Initial Class	9,558	(12,664)	(3,106)	15,182	(14,101)	1,081
TA Systematic Small/Mid Cap Value Initial Class	28,376	(41,483)	(13,107)	126,855	(47,320)	79,535
TA T. Rowe Price Small Cap Initial Class	13,123	(42,673)	(29,550)	40,949	(20,972)	19,977
TA Torray Concentrated Growth Initial Class	8,912	(7,046)	1,866	6,338	(1,816)	4,522
TA Vanguard ETF - Balanced Initial Class	272	(41)	231	47	(171)	(124)
TA Vanguard ETF - Conservative Initial Class	-	-	-	-	-	-
TA Vanguard ETF - Growth Initial Class	3,499	(1,722)	1,777	8,718	(819)	7,899
TA WMC US Growth Initial Class	105,533	(126,669)	(21,136)	64,511	(101,658)	(37,147)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.
Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

AllianceBernstein Balanced Wealth Strategy Class B Shares
12/31/2014	1,588	$18.16	to	$17.39	$ 28,309	2.43%	0.60%	to	1.50%	6.31%	to	5.53%
12/31/2013	1,405	17.06	to	16.48	23,668	2.35	0.75	to	1.50	15.41	to	14.55
12/31/2012	1,090	14.78	to	14.39	15,943	1.84	0.75	to	1.50	12.53	to	11.69
12/31/2011	837	13.14	to	12.88	10,962	2.45	0.75	to	1.50	(3.78)	to	(4.49)
12/31/2010	-	13.65	to	13.48	-	-	0.75	to	1.50	9.48	to	8.67
American Funds - Growth Class 2 Shares											to
12/31/2014(1)	3	10.95	to	1.08	31	2.16	0.00	to	0.00	-	to	-
American Funds - Growth-Income Class 2 Shares
12/31/2014(1)	-	10.88	to	1.08	-	-	0.00	to	0.00	-	to	-
American Funds - International Class 2 Shares
12/31/2014(1)	2	9.72	to	0.96	20	3.35	0.00	to	0.00	-	to	-
Fidelity® VIP Contrafund® Service Class 2
12/31/2014	29,522	21.53	to	21.51	634,945	0.74	0.75	to	0.90	10.66	to	10.66
12/31/2013	30,848	19.44	to	19.44	599,554	0.86	0.90	to	0.90	29.79	to	29.79
12/31/2012	31,431	14.98	to	14.98	470,688	1.10	0.90	to	0.90	15.10	to	15.10
12/31/2011	32,800	13.01	to	13.01	426,754	0.77	0.90	to	0.90	(3.65)	to	(3.65)
12/31/2010	34,412	13.50	to	13.50	464,687	1.05	0.90	to	0.90	15.88	to	15.88
Fidelity® VIP Equity-Income Service Class 2
12/31/2014	19,584	18.72	to	18.70	366,172	2.65	0.75	to	0.90	7.51	to	7.51
12/31/2013	20,086	17.39	to	17.39	349,304	2.29	0.90	to	0.90	26.69	to	26.69
12/31/2012	21,121	13.73	to	13.73	289,940	2.98	0.90	to	0.90	16.01	to	16.01
12/31/2011	21,198	11.83	to	11.83	250,843	2.18	0.90	to	0.90	(0.24)	to	(0.24)
12/31/2010	24,790	11.86	to	11.86	294,052	1.65	0.90	to	0.90	13.89	to	13.89
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2014	19,056	14.24	to	14.23	271,106	0.01	0.75	to	0.90	10.95	to	10.95
12/31/2013	18,516	12.82	to	12.82	237,429	0.05	0.90	to	0.90	36.31	to	36.31
12/31/2012	19,220	9.41	to	9.41	180,802	0.16	0.90	to	0.90	18.25	to	18.25
12/31/2011	18,243	7.95	to	7.95	145,120	-	0.90	to	0.90	1.06	to	1.06
12/31/2010	19,204	7.87	to	7.87	151,159	-	0.90	to	0.90	22.37	to	22.37
Fidelity® VIP Index 500 Service Class 2
12/31/2014	42,761	20.66	to	22.72	895,361	2.02	0.00	to	1.50	12.44	to	11.61
12/31/2013	27,442	18.28	to	20.36	516,891	1.89	0.75	to	1.50	30.93	to	29.96
12/31/2012	19,500	13.97	to	15.66	278,668	2.26	0.75	to	1.50	14.77	to	13.91
12/31/2011	14,973	12.17	to	13.75	184,856	1.82	0.75	to	1.50	1.03	to	0.28
12/31/2010	13,549	12.05	to	13.71	163,832	1.97	0.75	to	1.50	13.88	to	13.03
Franklin Founding Funds Allocation Class 4 Shares
12/31/2014	3,200	19.66	to	18.83	62,358	2.77	0.60	to	1.50	1.99	to	1.23
12/31/2013	2,846	19.26	to	18.60	54,444	14.27	0.75	to	1.50	22.76	to	21.85
12/31/2012	419	15.69	to	15.27	6,557	2.46	0.75	to	1.50	14.31	to	13.46
12/31/2011	295	13.72	to	13.45	4,037	-	0.75	to	1.50	(2.40)	to	(3.12)
12/31/2010	-	14.06	to	13.89	-	-	0.75	to	1.50	9.42	to	8.61
Access VP High Yield
12/31/2014	2,492	17.05	to	17.13	42,475	3.87	0.60	to	1.50	1.58	to	0.83
12/31/2013	5,452	16.76	to	16.99	91,093	2.55	0.75	to	1.50	9.20	to	8.39
12/31/2012	1,690	15.35	to	15.68	26,124	5.17	0.75	to	1.50	13.27	to	12.43
12/31/2011	453	13.55	to	13.94	6,149	0.84	0.75	to	1.50	1.98	to	1.23
12/31/2010	290	13.29	to	13.77	3,852	12.28	0.75	to	1.50	15.51	to	14.66

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)
Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets		Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Asia 30
12/31/2014	15,808	$8.86	to	$17.20	$ 169,654	0.07%	0.60%	to	1.50%	(2.30)%	to	(3.02)%
12/31/2013	21,480	9.06	to	17.74	218,314	0.05	0.75	to	1.50	14.12	to	13.27
12/31/2012	11,384	7.94	to	15.66	101,535	-	0.75	to	1.50	14.61	to	13.76
12/31/2011	10,630	6.92	to	13.77	81,683	0.03	0.75	to	1.50	(27.54)	to	(28.07)
12/31/2010	8,354	9.56	to	19.14	81,645	0.06	0.75	to	1.50	13.06	to	12.22
ProFund VP Basic Materials
12/31/2014	6,616	10.37	to	19.39	70,171	0.61	0.60	to	1.50	0.93	to	0.18
12/31/2013	6,976	10.26	to	19.36	75,795	1.10	0.75	to	1.50	17.55	to	16.68
12/31/2012	12,294	8.73	to	16.59	108,135	0.36	0.75	to	1.50	7.67	to	6.87
12/31/2011	5,608	8.11	to	15.52	45,499	0.16	0.75	to	1.50	(16.77)	to	(17.39)
12/31/2010	16,264	9.74	to	18.79	158,169	0.49	0.75	to	1.50	28.73	to	27.78
ProFund VP Bull
12/31/2014	305	16.09	to	20.58	5,519	-	0.60	to	1.50	10.64	to	9.82
12/31/2013	155	14.52	to	18.74	2,489	-	0.75	to	1.50	28.79	to	27.84
12/31/2012	144	11.28	to	14.66	1,754	-	0.75	to	1.50	13.04	to	12.20
12/31/2011	1,224	9.98	to	13.06	12,208	-	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2010	2,021	10.05	to	13.26	20,315	0.13	0.75	to	1.50	11.74	to	10.91
ProFund VP Consumer Services
12/31/2014	6,596	21.77	to	30.14	153,654	-	0.60	to	1.50	11.62	to	10.80
12/31/2013	6,163	19.48	to	27.20	130,683	0.21	0.75	to	1.50	38.83	to	37.80
12/31/2012	5,229	14.03	to	19.74	75,956	-	0.75	to	1.50	21.19	to	20.29
12/31/2011	2,958	11.58	to	16.41	34,051	-	0.75	to	1.50	4.71	to	3.94
12/31/2010	689	11.06	to	15.79	7,588	-	0.75	to	1.50	20.49	to	19.60
ProFund VP Emerging Markets
12/31/2014	14,172	6.64	to	13.81	93,180	0.22	0.60	to	1.50	(4.14)	to	(4.85)
12/31/2013	13,280	6.92	to	14.52	91,623	0.51	0.75	to	1.50	(7.12)	to	(7.81)
12/31/2012	22,707	7.45	to	15.75	168,810	0.89	0.75	to	1.50	5.77	to	4.99
12/31/2011	10,882	7.04	to	15.00	76,540	-	0.75	to	1.50	(20.30)	to	(20.89)
12/31/2010	69,344	8.84	to	18.96	610,714	-	0.75	to	1.50	8.95	to	8.15
ProFund VP Europe 30
12/31/2014	925	9.23	to	14.83	10,202	0.52	0.60	to	1.50	(9.33)	to	(10.00)
12/31/2013	720	10.17	to	16.48	8,692	0.15	0.75	to	1.50	20.73	to	19.84
12/31/2012	1,126	8.42	to	13.75	10,221	2.56	0.75	to	1.50	15.72	to	14.86
12/31/2011	816	7.28	to	11.97	6,415	0.74	0.75	to	1.50	(9.56)	to	(10.23)
12/31/2010	151	8.05	to	13.33	1,442	1.23	0.75	to	1.50	1.87	to	1.12
ProFund VP Falling U.S. Dollar
12/31/2014	1,567	7.24	to	7.91	11,323	-	0.60	to	1.50	(13.25)	to	(13.89)
12/31/2013	8,621	8.34	to	9.19	71,427	-	0.75	to	1.50	(2.74)	to	(3.46)
12/31/2012	2,807	8.57	to	9.51	23,979	-	0.75	to	1.50	(1.51)	to	(2.24)
12/31/2011	1,267	8.70	to	9.73	11,031	-	0.75	to	1.50	(3.45)	to	(4.16)
12/31/2010	711	9.01	to	10.16	6,402	-	0.75	to	1.50	(3.31)	to	(4.03)
ProFund VP Financials
12/31/2014	15,458	10.41	to	16.95	166,718	0.20	0.60	to	1.50	12.08	to	11.25
12/31/2013	15,274	9.27	to	15.24	145,884	0.36	0.75	to	1.50	31.09	to	30.13
12/31/2012	10,247	7.07	to	11.71	74,269	0.10	0.75	to	1.50	23.80	to	22.88
12/31/2011	7,052	5.71	to	9.53	40,870	-	0.75	to	1.50	(14.47)	to	(15.10)
12/31/2010	5,925	6.68	to	11.22	39,412	0.27	0.75	to	1.50	10.10	to	9.29
ProFund VP International
12/31/2014	1,803	8.42	to	14.04	15,747	-	0.60	to	1.50	(8.79)	to	(9.47)
12/31/2013	1,871	9.22	to	15.51	17,831	-	0.75	to	1.50	18.60	to	17.73
12/31/2012	4,682	7.78	to	13.17	36,609	-	0.75	to	1.50	15.07	to	14.21
12/31/2011	1,835	6.76	to	11.53	12,601	-	0.75	to	1.50	(14.98)	to	(15.60)
12/31/2010	2,338	7.95	to	13.66	19,180	-	0.75	to	1.50	7.00	to	6.21

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Japan
12/31/2014	2,512	$9.84	to	$15.41	$25,258	-%	0.60%	to	1.50%	2.46%	to	1.70%
12/31/2013	8,464	9.59	to	15.15	80,803	-	0.75	to	1.50	47.13	to	46.05
12/31/2012	1,357	6.52	to	10.37	8,781	-	0.75	to	1.50	22.03	to	21.12
12/31/2011	10,811	5.34	to	8.57	57,461	-	0.75	to	1.50	(19.14)	to	(19.74)
12/31/2010	775	6.61	to	10.67	5,101	-	0.75	to	1.50	(7.23)	to	(7.91)
ProFund VP Mid-Cap
12/31/2014	15,320	15.90	to	23.73	245,596	-	0.60	to	1.50	6.85	to	6.06
12/31/2013	11,318	14.87	to	22.38	170,790	-	0.75	to	1.50	29.82	to	28.86
12/31/2012	21,533	11.45	to	17.37	245,137	-	0.75	to	1.50	14.68	to	13.82
12/31/2011	2,278	9.99	to	15.26	122,447	-	0.75	to	1.50	(4.90)	to	(5.60)
12/31/2010	17,429	10.50	to	16.16		-	0.75	to	1.50	23.12	to	22.22
ProFund VP Money Market
12/31/2014	7,297	10.07	to	9.13	72,687	0.02	0.60	to	1.50	(0.72)	to	(1.46)
12/31/2013	27,274	10.13	to	9.27	274,092	0.02	0.75	to	1.50	(0.72)	to	(1.46)
12/31/2012	4,961	10.20	to	9.41	50,053	0.02	0.75	to	1.50	(0.73)	to	(1.47)
12/31/2011	6,110	10.28	to	9.55	62,483	0.02	0.75	to	1.50	(0.72)	to	(1.45)
12/31/2010	2,066	10.35	to	9.69	21,309	0.03	0.75	to	1.50	(0.72)	to	(1.46)
ProFund VP NASDAQ-100
12/31/2014	21,251	24.31	to	28.17	515,561	-	0.60	to	1.50	16.13	to	15.28
12/31/2013	7,677	20.90	to	24.43	162,376	-	0.75	to	1.50	33.27	to	32.29
12/31/2012	11,486	15.69	to	18.47	180,562	-	0.75	to	1.50	15.36	to	14.51
12/31/2011	20,147	13.60	to	16.13	272,275	-	0.75	to	1.50	0.70	to	(0.04)
12/31/2010	4,109	13.50	to	16.14	55,172	-	0.75	to	1.50	17.36	to	16.50
ProFund VP Oil & Gas
12/31/2014	39,340	9.63	to	14.48	397,987	0.45	0.60	to	1.50	(11.53)	to	(12.19)
12/31/2013	21,179	10.88	to	16.48		0.42	0.75	to	1.50	23.15	to	22.24
12/31/2012	21,236	8.83	to	13.49	195,919	0.11	0.75	to	1.50	2.13	to	1.37
12/31/2011	18,435	8.65	to	13.30	163,473	0.15	0.75	to	1.50	1.49	to	0.74
12/31/2010	12,945	8.52	to	13.21	110,786	0.33	0.75	to	1.50	16.89	to	16.02
ProFund VP Pharmaceuticals
12/31/2014	10,056	19.81	to	23.30	207,545	0.75	0.60	to	1.50	18.47	to	17.60
12/31/2013	5,794	16.70	to	19.81	102,067	1.79	0.75	to	1.50	30.65	to	29.68
12/31/2012	3,405	12.78	to	15.28	45,557	1.13	0.75	to	1.50	11.02	to	10.19
12/31/2011	2,593	11.51	to	13.86	30,683	1.26	0.75	to	1.50	15.27	to	14.42
12/31/2010	383	9.99	to	12.12	4,002	4.93	0.75	to	1.50	(0.27)	to	(1.01)
ProFund VP Precious Metals
12/31/2014	31,850	3.34	to	8.06	131,610	-	0.60	to	1.50	(24.43)	to	(24.99)
12/31/2013	35,650	4.41	to	10.74	176,285	-	0.75	to	1.50	(38.41)	to	(38.86)
12/31/2012	16,486	7.16	to	17.57	127,431	-	0.75	to	1.50	(15.19)	to	(15.82)
12/31/2011	24,897	8.44	to	20.87	217,168	-	0.75	to	1.50	(19.82)	to	(20.41)
12/31/2010	12,201	10.52	to	26.22	129,362	-	0.75	to	1.50	31.94	to	30.97
ProFund VP Short Emerging Markets
12/31/2014	14,445	4.91	to	2.82	70,209	-	0.60	to	1.50	(3.65)	to	(4.36)
12/31/2013	6,808	5.09	to	2.95	34,544	-	0.75	to	1.50	(0.97)	to	(1.70)
12/31/2012	267	5.14	to	3.00	1,365	-	0.75	to	1.50	(13.69)	to	(14.34)
12/31/2011	260	5.95	to	3.50	1,543	-	0.75	to	1.50	9.84	to	9.03
12/31/2010	200	5.42	to	3.21	1,083	-	0.75	to	1.50	(19.03)	to	(19.63)
ProFund VP Short International
12/31/2014	459	4.81	to	3.15	2,185	-	0.60	to	1.50	2.03	to	1.28
12/31/2013	7,771	4.71	to	3.11	36,516	-	0.75	to	1.50	(21.60)	to	(22.18)
12/31/2012	-	6.01	to	3.99	-	-	0.75	to	1.50	(20.75)	to	(21.34)
12/31/2011	48	7.58	to	5.07	361	-	0.75	to	1.50	1.05	to	0.30
12/31/2010	1,866	7.50	to	5.06	13,887	-	0.75	to	1.50	(15.33)	to	(15.96)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Short NASDAQ-100
12/31/2014	6,614	$2.35	to	$1.79	$ 14,642	-%	0.60%	to	1.50%	(19.98)%	to	(20.57)%
12/31/2013	10,475	2.93	to	2.26	30,704	-	0.75	to	1.50	(29.93)	t o	(30.45)
12/31/2012	3,474	4.19	to	3.24	14,469	-	0.75	to	1.50	(19.40)	to	(20.00)
12/31/2011	5,313	5.20	to	4.06	27,479	-	0.75	to	1.50	(11.14)	to	(11.80)
12/31/2010	3,244	5.85	to	4.60	18,959	-	0.75	to	1.50	(21.77)	to	(22.35)
ProFund VP Short Small-Cap
12/31/2014	23,546	2.38	to	1.79	54,779	-	0.60	to	1.50	(9.91)	to	(10.57)
12/31/2013	28,553	2.64	to	2.00	74,906	-	0.75	to	1.50	(31.76)	to	(32.27)
12/31/2012	7,506	3.87	to	2.95	28,776	-	0.75	to	1.50	(19.57)	to	(20.17)
12/31/2011	6,763	4.81	to	3.70	32,282	-	0.75	to	1.50	(9.77)	t o	(10.43)
12/31/2010	7,504	5.33	to	4.13	39,791	-	0.75	to	1.50	(29.47)	to	(30.00)
ProFund VP Small-Cap
12/31/2014	6,965	16.05	to	21.93	113,536	-	0.60	to	1.50	1.72	to	0.96
12/31/2013	15,459	15.76	to	21.72	243,477	-	0.75	to	1.50	36.16	to	35.16
12/31/2012	21,665	11.58	to	16.07	250,146	-	0.75	to	1.50	13.89	to	13.04
12/31/2011	6,713	10.16	to	14.21	68,437	-	0.75	to	1.50	(6.36)	to	(7.05)
12/31/2010	3,857	10.85	to	15.29	41,625	-	0.75	to	1.50	23.86	to	22.95
ProFund VP Small-Cap Value
12/31/2014	4,361	16.51	to	22.32	72,177	-	0.60	to	1.50	5.03	to	4.25
12/31/2013	13,186	15.70	to	21.41	205,799	0.31	0.75	to	1.50	36.65	to	35.64
12/31/2012	19,601	11.49	to	15.79	223,956	-	0.75	to	1.50	15.29	to	14.43
12/31/2011	4,213	9.97	to	13.80	41,841	-	0.75	to	1.50	(4.82)	to	(5.52)
12/31/2010	4,903	10.47	to	14.60	51,169	0.14	0.75	to	1.50	21.19	to	20.30
ProFund VP Telecommunications
12/31/2014	2,130	12.30	to	16.10	32,958	3.39	0.60	to	1.50	(0.18)	to	(0.92)
12/31/2013	1,769	12.30	to	16.25	27,836	4.43	0.75	to	1.50	11.23	to	10.41
12/31/2012	1,538	11.06	to	14.72	21,805	2.99	0.75	to	1.50	15.65	to	14.79
12/31/2011	429	9.57	to	12.82	4,752	3.64	0.75	to	1.50	1.11	to	0.36
12/31/2010	1,248	9.46	to	12.78	11,823	3.00	0.75	to	1.50	14.82	to	13.98
ProFund VP U.S. Government Plus
12/31/2014	10,755	17.05	to	15.11	180,844	0.15	0.60	to	1.50	35.38	to	34.38
12/31/2013	3,996	12.58	to	11.24	49,452	0.19	0.75	to	1.50	(19.71)	to	(20.31)
12/31/2012	6,606	15.67	to	14.11	102,235	-	0.75	to	1.50	0.22	to	(0.53)
12/31/2011	9,829	15.64	to	14.18	152,909	0.06	0.75	to	1.50	42.45	to	41.40
12/31/2010	4,545	10.98	to	10.03	49,697	0.46	0.75	to	1.50	9.30	to	8.49
ProFund VP UltraNASDAQ-100
12/31/2014	7,924	22.47	to	22.01	176,856	-	0.60	to	1.50	34.83	to	33.83
12/31/2013	4,486	16.65	to	16.44	74,372	-	0.75	to	1.50	77.71	to	76.40
12/31/2012(1)	6,239	9.37	to	9.32	58,404	-	0.75	to	1.50	-	to	-
ProFund VP UltraSmall-Cap
12/31/2014	3,037	16.56	to	37.28	57,120	-	0.60	to	1.50	4.59	to	3.82
12/31/2013	4,035	15.81	to	35.91	69,034	-	0.75	to	1.50	85.27	to	83.90
12/31/2012	3,718	8.53	to	19.52	33,475	-	0.75	to	1.50	28.55	to	27.59
12/31/2011	2,498	6.64	to	15.30	16,507	-	0.75	to	1.50	(19.44)	to	(20.03)
12/31/2010	240	8.24	to	19.14	1,971	-	0.75	to	1.50	47.34	to	46.25
ProFund VP Utilities
12/31/2014	8,621	14.12	to	18.67	125,288	0.88	0.60	to	1.50	24.95	to	24.02
12/31/2013	4,239	11.29	to	15.05	50,867	3.04	0.75	to	1.50	12.47	to	11.64
12/31/2012	3,448	10.04	to	13.48	37,678	2.24	0.75	to	1.50	(0.61)	to	(1.35)
12/31/2011	7,682	10.10	to	13.67	77,410	2.43	0.75	to	1.50	16.64	to	15.78
12/31/2010	910	8.66	to	11.80	7,868	2.10	0.75	to	1.50	5.16	to	4.38

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Aegon Active Asset Allocation - Conservative Initial Class
12/31/2014	2,816	$11.58	to	$11.21	$ 32,067	1.01%	0.00%	to	1.50%	3.20%	to	2.43%
12/31/2013	3,790	11.16	to	10.94	42,049	1.63	0.75	to	1.50	6.49	to	5.70
12/31/2012	3,823	10.48	to	10.35	39,931	0.34	0.75	to	1.50	6.19	to	5.40
12/31/2011(1)	4,623	9.87	to	9.82	45,569	-	0.75	to	1.50	(1.29)	to	(1.77)
TA Aegon Active Asset Allocation - Moderate Initial Class
12/31/2014	6,448	11.94	to	11.56	76,034	0.78	0.00	to	1.50	3.11	to	2.34
12/31/2013	3,461	11.52	to	11.29	39,619	0.75	0.75	to	1.50	10.49	to	9.67
12/31/2012	1,815	10.43	to	10.30	18,838	0.13	0.75	to	1.50	7.90	to	7.10
12/31/2011(1)	535	9.66	to	9.61	5,156	-	0.75	to	1.50	(3.38)	to	(3.85)
TA Aegon Active Asset Allocation - Moderate Growth Initial Class
12/31/2014	108,356	12.23	to	11.84	1,307,693	0.88	0.00	to	1.50	2.65	to	1.89
12/31/2013	105,621	11.85	to	11.62	1,244,826	0.93	0.75	to	1.50	16.09	to	15.23
12/31/2012	92,884	10.21	to	10.09	945,092	0.66	0.75	o	1.50	10.34	to	9.53
12/31/2011(1)	87,244	9.25	to	9.21	806,317	-	0.75	to	1.50	(7.46)	to	(7.91)
TA Aegon High Yield Bond Initial Class
12/31/2014	28,261	18.63	to	20.48	588,132	5.73	0.60	to	1.50	3.20	to	2.44
12/31/2013	17,484	18.03	to	19.99	351,346	5.72	0.75	to	1.50	5.80	to	5.02
12/31/2012	15,730	17.04	to	19.03	300,615	5.81	0.75	to	1.50	16.49	to	15.63
12/31/2011	7,511	14.63	to	16.46	123,183	8.49	0.75	to	1.50	3.99	to	3.22
12/31/2010	6,277	14.07	to	15.95	99,214	14.53	0.75	to	1.50	11.60	to	10.78
TA Aegon Money Market Initial Class
12/31/2014	57,512	10.84	to	9.16	669,968	0.01	0.00	to	1.50	(0.74)	to	(1.47)
12/31/2013	59,973	10.87	to	9.30	708,974	0.01	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2012	62,152	10.95	to	9.44	742,986	0.01	0.75	to	1.50	(0.74)	to	(1.48)
12/31/2011	65,717	11.03	to	9.58	790,963	0.01	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2010	82,697	11.11	to	9.72	1,004,474	-	0.75	to	1.50	(0.74)	o	(1.47)
TA Aegon U.S. Government Securities Initial Class
12/31/2014	3,905	14.14	to	12.17	57,583	4.22	0.60	to	1.50	3.88	to	3.11
12/31/2013	8,904	13.60	to	11.80	128,194	0.97	0.75	to	1.50	(2.96)	to	(3.68)
12/31/2012	6,190	14.01	to	12.26	90,568	1.64	0.75	to	1.50	4.36	to	3.58
12/31/2011	9,388	13.43	to	11.83	134,020	3.45	0.75	to	1.50	6.81	to	6.02
12/31/2010	4,172	12.57	to	11.16	56,433	4.24	0.75	to	1.50	3.63	to	2.86
TA AllianceBernstein Dynamic Allocation Initial Class
12/31/2014	2,248	15.58	to	16.29	38,561	1.05	0.60	to	1.50	4.77	to	4.00
12/31/2013	2,349	14.85	to	15.67	38,609	1.04	0.75	to	1.50	6.39	to	5.60
12/31/2012	2,851	13.96	to	14.84	44,384	0.84	0.75	to	1.50	5.35	to	4.56
12/31/2011	2,798	13.25	to	14.19	41,291	0.80	0.75	to	1.50	1.06	to	0.31
12/31/2010	2,970	13.12	to	14.14	43,869	5.53	0.75	to	1.50	8.48	to	7.68
TA Asset Allocation - Conservative Initial Class
12/31/2014	34,963	15.97	to	15.86	617,633	2.67	0.60	to	1.50	1.43	to	0.68
12/31/2013	37,910	15.73	to	15.75	663,569	3.20	0.75	to	1.50	8.55	to	7.75
12/31/2012	38,966	14.49	to	14.62	629,163	3.19	0.75	to	1.50	6.66	to	5.86
12/31/2011	39,020	13.59	to	13.81	592,707	2.74	0.75	to	1.50	1.89	to	1.14
12/31/2010	39,056	13.33	to	13.65	583,045	3.21	0.75	to	1.50	8.12	to	7.32
TA Asset Allocation - Growth Initial Class
12/31/2014	1,099,543	18.03	to	18.94	20,785,277	2.36	0.60	to	1.50	1.97	to	1.21
12/31/2013	1,097,810	17.67	to	18.72	20,403,018	1.21	0.75	to	1.50	25.87	to	24.94
12/31/2012	1,100,033	14.04	to	14.98	16,272,552	1.36	0.75	to	1.50	11.75	to	10.92
12/31/2011	1,101,081	12.56	to	13.50	14,599,554	1.22	0.75	to	1.50	(6.12)	to	(6.81)
12/31/2010	1,083,058	13.38	to	14.49	15,322,892	1.11	0.75	to	1.50	14.10	to	13.25

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units			Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation - Moderate Initial Class
12/31/2014	260,348	$17.12	to	$16.82	$ ,838,954	2.22%	0.60%	to	1.50%	2.00%	to	1.25%
12/31/2013	268,454	16.77	to	16.62	4,906,689	2.44	0.75	to	1.50	12.66	to	11.82
12/31/2012	277,335	14.88	to	14.86	4,509,749	2.70	0.75	to	1.50	8.62	to	7.81
12/31/2011	271,686	13.70	to	13.78	4,074,920	2.30	0.75	to	1.50	(0.16)	to	(0.90)
12/31/2010	273,515	13.73	to	13.91	4,116,517	3.02	0.75	to	1.50	9.55	to	8.75
TA Asset Allocation - Moderate Growth Initial Class
12/31/2014	1,113,628	17.71	to	17.82	21,043,505	2.72	0.60	to	1.50	1.81	to	1.06
12/31/2013	1,112,926	17.37	to	17.64	20,700,329	2.29	0.75	to	1.50	18.49	to	17.62
12/31/2012	1,105,333	14.66	to	14.99	17,388,106	2.50	0.75	to	1.50	9.82	to	9.00
12/31/2011	1,072,032	13.35	to	13.76	15,396,890	2.10	0.75	to	1.50	(2.74)	to	(3.46)
12/31/2010	1,033,924	13.73	to	14.25	15,308,548	2.26	0.75	to	1.50	11.89	to	11.06
TA Barrow Hanley Dividend Focused Initial Class
12/31/2014	66,884	20.77	to	19.77	1,555,887	1.49	0.00	to	1.50	11.33	to	10.51
12/31/2013	56,514	18.56	to	17.89	1,198,437	2.40	0.75	to	1.50	29.27	to	28.32
12/31/2012	80,094	14.36	to	13.94	1,320,573	1.81	0.75	to	1.50	10.89	to	10.06
12/31/2011	73,889	12.95	to	12.67	1,110,659	1.72	0.75	to	1.50	1.97	to	1.22
12/31/2010	55,031	12.70	to	12.52	815,766	0.85	0.75	to	1.50	9.62	to	8.81
TA BlackRock Global Allocation Initial Class
12/31/2014	11,471	11.72	to	11.39	133,188	3.00	0.60	to	1.50	1.33	to	0.58
12/31/2013	8,580	11.55	to	11.33	98,592	2.08	0.75	to	1.50	13.76	to	12.92
12/31/2012	6,052	10.15	to	10.03	61,363	4.26	0.75	to	1.50	9.45	to	8.64
12/31/2011(1)	2,347	9.28	to	9.24	21,772	-	0.75	to	1.50	(7.22)	to	(7.65)
TA BlackRock Tactical Allocation Initial Class
12/31/2014	55,599	12.45	to	12.11	687,138	2.93	0.60	to	1.50	4.56	to	3.79
12/31/2013	4,475	11.89	to	11.66	53,127	2.74	0.75	to	1.50	11.79	to	10.97
12/31/2012	4,192	10.64	to	10.51	44,509	3.07	0.75	to	1.50	9.41	to	8.60
12/31/2011(1)	2,239	9.72	to	9.68	21,764	-	0.75	to	1.50	(2.77)	to	(3.21)
TA Clarion Global Real Estate Securities Initial Class
12/31/2014	31,292	19.56	to	20.02	1,089,825	1.50	0.60	to	1.50	12.72	to	11.89
12/31/2013	33,914	17.34	to	17.89	1,059,515	5.41	0.75	to	1.50	3.12	to	2.36
12/31/2012	32,794	16.81	to	17.48	1,066,742	3.50	0.75	to	1.50	24.32	to	23.39
12/31/2011	30,009	13.52	to	14.17	802,288	7.00	0.75	to	1.50	(6.44)	to	(7.13)
12/31/2010	32,028	14.45	to	15.25	924,864	6.10	0.75	to	1.50	14.81	to	13.96
TA International Moderate Growth Initial Class
12/31/2014	106,232	11.41	to	16.09	1,222,542	2.30	0.60	to	1.50	(1.21)	to	(1.94)
12/31/2013	102,627	11.54	to	16.41	1,194,173	2.03	0.75	to	1.50	11.88	to	11.05
12/31/2012	98,945	10.32	to	14.78	1,028,191	2.93	0.75	to	1.50	11.96	to	11.13
12/31/2011	109,750	9.21	to	13.30	1,018,310	2.09	0.75	to	1.50	(8.06)	to	(8.74)
12/31/2010	96,202	10.02	to	14.57	964,592	2.75	0.75	to	1.50	9.68	to	8.87
TA Janus Balanced Initial Class
12/31/2014	14,014	13.36	to	12.81	184,172	0.72	0.60	to	1.50	7.39	to	6.60
12/31/2013	12,437	12.43	to	12.02	152,521	0.79	0.75	to	1.50	18.38	to	17.51
12/31/2012	13,018	10.50	to	10.23	135,467	-	0.75	to	1.50	11.91	to	11.08
12/31/2011	14,331	9.38	to	9.21	133,710	0.22	0.75	to	1.50	(11.27)	to	(11.92)
12/31/2010	13,644	10.57	to	10.45	143,894	0.17	0.75	to	1.50	2.62	to	1.87
TA Jennison Growth Initial Class
12/31/2014	25,255	18.26	to	17.61	457,018	-	0.60	to	1.50	9.14	to	8.33
12/31/2013	12,870	16.71	to	16.26	213,437	0.25	0.75	to	1.50	36.68	to	35.67
12/31/2012	19,431	12.22	to	11.98	236,735	0.09	0.75	to	1.50	14.90	to	14.05
12/31/2011	31,231	10.64	to	10.51	331,508	0.12	0.75	to	1.50	(1.37)	to	(2.09)
12/31/2010(1)	13,109	10.79	to	10.73	141,252	0.07	0.75	to	1.50	7.86	to	7.32

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Core Bond Initial Class
12/31/2014	31,123	$15.52	to	$13.33	$ 608,304	2.04%	0.00%	to	1.50%	4.54%	to	3.77%
12/31/2013	29,590	14.77	to	12.85	571,772	2.91	0.75	to	1.50	(2.57)	to	(3.29)
12/31/2012	33,276	15.16	to	13.28	665,830	2.58	0.75	to	1.50	4.20	to	3.42
12/31/2011	33,394	14.55	to	12.84	646,243	4.49	0.75	to	1.50	6.73	o	5.94
12/31/2010	28,150	13.64	to	12.12	516,307	5.94	0.75	to	1.50	7.44	to	6.64
TA JPMorgan Enhanced Index Initial Class
12/31/2014	11,159	20.93	to	23.48	243,243	0.88	0.60	to	1.50	13.34	to	12.50
12/31/2013	12,885	18.45	to	20.87	247,334	0.67	0.75	to	1.50	31.53	to	30.56
12/31/2012	10,736	14.02	to	15.99	155,812	1.10	0.75	to	1.50	15.48	o	14.62
12/31/2011	9,043	12.14	to	13.95	113,548	1.31	0.75	o	1.50	(0.01)	to	(0.75)
12/31/2010	6,252	12.14	to	14.05	78,811	1.35	0.75	to	1.50	14.32	to	13.47
TA JPMorgan Mid Cap Value Initial Class
12/31/2014	11,448	26.25	to	33.47	379,076	0.71	0.60	to	0.90	14.43	to	14.26
12/31/2013	12,182	22.91	to	29.29	356,806	0.48	0.75	to	0.90	30.83	to	30.64
12/31/2012	13,012	17.51	to	22.42	291,723	0.75	0.75	to	0.90	19.62	to	19.45
12/31/2011	14,456	14.64	to	18.77	271,345	1.11	0.75	to	0.90	1.26	to	1.11
12/31/2010	15,685	14.46	to	18.56	291,197	1.83	0.75	to	0.90	22.07	to	21.89
TA JPMorgan Tactical Allocation Initial Class
12/31/2014	59,124	12.88	to	13.15	1,280,677	1.16	0.60	to	1.50	5.73	to	4.95
12/31/2013	50,241	12.17	to	12.53	1,071,544	1.18	0.75	to	1.50	4.72	to	3.95
12/31/2012	63,779	11.62	to	12.05	1,276,211	0.61	0.75	to	1.50	6.91	to	6.12
12/31/2011	60,495	10.87	to	11.36	1,142,401	1.75	0.75	to	1.50	2.86	to	2.10
12/31/2010	51,209	10.57	to	11.12	958,975	3.77	0.75	to	1.50	(0.85)	to	(1.59)
TA MFS International Equity Initial Class
12/31/2014	105,159	11.21	to	17.40	1,456,934	0.97	0.60	to	1.50	(5.88)	to	(6.58)
12/31/2013	109,175	11.89	to	18.62	1,625,328	1.08	0.75	to	1.50	17.21	to	16.35
12/31/2012	110,540	10.15	to	16.01	1,402,161	1.72	0.75	to	1.50	21.24	to	20.34
12/31/2011	110,232	8.37	to	13.30	1,155,020	1.23	0.75	to	1.50	(10.73)	to	(11.38)
12/31/2010	114,147	9.37	to	15.01	1,344,108	1.40	0.75	to	1.50	9.67	to	8.86
TA Morgan Stanley Capital Growth Initial Class
12/31/2014	72,160	22.55	to	25.09	2,039,183	-	0.60	to	1.50	5.21	to	4.44
12/31/2013	70,098	21.40	to	24.03	1,894,261	0.67	0.75	to	1.50	47.15	to	46.06
12/31/2012	73,901	14.55	to	16.45	1,356,864	-	0.75	to	1.50	14.68	to	13.83
12/31/2011	76,621	12.68	to	14.45	1,229,846	-	0.75	to	1.50	(6.51)	to	(7.20)
12/31/2010	73,726	13.57	to	15.57	1,269,291	0.86	0.75	to	1.50	26.49	to	25.55
TA Morgan Stanley Mid-Cap Growth Initial Class
12/31/2014	458,293	24.09	to	27.07	9,337,476	-	0.60	to	1.50	(0.73)	to	(1.46)
12/31/2013	486,729	24.24	to	27.48	9,914,918	0.80	0.75	to	1.50	38.11	to	37.09
12/31/2012	488,088	17.55	o	20.04	7,197,597	-	0.75	to	1.50	8.27	to	7.46
12/31/2011	531,281	16.21	to	18.65	7,246,286	0.30	0.75	to	1.50	(7.40)	to	(8.09)
12/31/2010	362,442	17.51	to	20.29	5,336,439	0.12	0.75	to	1.50	32.90	to	31.92
TA Multi-Managed Balanced Initial Class
12/31/2014	43,198	21.85	to	21.84	1,000,630	1.36	0.60	to	1.50	9.98	to	9.17
12/31/2013	45,906	19.84	to	20.00	971,553	1.58	0.75	to	1.50	17.21	to	16.35
12/31/2012	50,661	16.93	to	17.19	917,168	1.63	0.75	to	1.50	11.73	to	10.90
12/31/2011	51,746	15.15	to	15.50	840,309	2.31	0.75	to	1.50	3.26	to	2.50
12/31/2010	51,419	14.67	to	15.12	809,942	0.67	0.75	to	1.50	23.20	to	22.29
TA PIMCO Tactical - Balanced Initial Class
12/31/2014	10,585	12.62	to	12.04	131,768	1.11	0.00	to	1.50	7.24	to	6.45
12/31/2013	9,325	11.71	to	11.31	108,294	0.45	0.75	to	1.50	11.32	to	10.50
12/31/2012	16,445	10.52	to	10.24	172,368	2.04	0.75	to	1.50	0.53	to	(0.22)
12/31/2011	15,181	10.46	to	10.26	158,417	1.35	0.75	to	1.50	(3.92)	to	(4.62)
12/31/2010	14,971	10.89	to	10.76	162,788	0.37	0.75	to	1.50	(4.00)	to	(4.71)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA PIMCO Tactical - Conservative Initial Class
12/31/2014	13,658	$12.06	to	$11.50	$ 160,509	1.33%	0.00%	to	1.50%	8.12%	to	7.32%
12/31/2013	13,535	11.09	to	10.72	147,945	0.66	0.75	o	1.50	7.63	to	6.83
12/31/2012	15,958	10.31	to	10.03	163,059	1.42	0.75	to	1.50	0.94	to	0.19
12/31/2011	17,314	10.21	to	10.01	175,846	1.44	0.75	to	1.50	(7.84)	to	(8.52)
12/31/2010	13,458	11.08	to	10.94	148,713	0.64	0.75	to	1.50	(2.58)	to	(3.30)
TA PIMCO Tactical - Growth Initial Class
12/31/2014	31,425	12.34	to	11.77	381,826	1.76	0.00	to	1.50	5.84	to	5.06
12/31/2013	28,865	11.60	to	11.21	332,124	0.90	0.75	to	1.50	16.16	to	15.30
12/31/2012	26,455	9.99	to	9.72	262,474	0.82	0.75	to	1.50	0.23	to	(0.52)
12/31/2011	25,460	9.97	to	9.77	252,590	1.44	0.75	to	1.50	(12.03)	to	(12.68)
12/31/2010	30,817	11.33	to	11.19	348,248	0.88	0.75	to	1.50	(1.18)	to	(1.91)
TA PIMCO Total Return Initial Class
12/31/2014	19,414	15.35	to	13.87	308,444	1.80	0.00	to	1.50	3.89	to	3.13
12/31/2013	22,520	14.70	to	13.44	354,103	2.22	0.75	to	1.50	(3.27)	to	(3.99)
12/31/2012	21,439	15.19	to	14.00	352,381	4.14	0.75	to	1.50	6.75	to	5.95
12/31/2011	12,281	14.23	to	13.22	191,856	2.27	0.75	to	1.50	5.48	to	4.70
12/31/2010	11,524	13.50	o	12.62	172,534	4.36	0.75	to	1.50	6.40	to	5.61
TA Systematic Small/Mid Cap Value Initial Class
12/31/2014	160,333	31.25	to	28.20	4,995,081	0.82	0.60	to	1.50	4.44	to	3.67
12/31/2013	173,440	29.89	to	27.20	5,189,420	0.45	0.75	to	1.50	35.30	to	34.30
12/31/2012	93,905	22.09	to	20.25	2,077,053	0.51	0.75	to	1.50	15.52	to	14.66
12/31/2011	77,764	19.12	to	17.66	1,493,124	0.16	0.75	to	1.50	(3.38)	to	(4.09)
12/31/2010	65,024	19.79	to	18.42	1,298,555	0.92	0.75	to	1.50	29.44	to	28.49
TA T. Rowe Price Small Cap Initial Class
12/31/2014	48,312	28.44	to	30.89	1,378,060	-	0.60	to	1.50	5.76	to	4.97
12/31/2013	77,862	26.86	to	29.43	2,096,832	0.08	0.75	to	1.50	43.00	to	41.94
12/31/2012	57,885	18.78	to	20.73	1,089,030	-	0.75	to	1.50	14.83	to	13.97
12/31/2011	56,424	16.36	to	18.19	925,385	-	0.75	to	1.50	0.94	to	0.19
12/31/2010	69,530	16.21	to	18.16	1,128,179	-	0.75	to	1.50	33.42	to	32.44
TA Torray Concentrated Growth Initial Class
12/31/2014	14,270	25.44	to	24.36	357,886	0.95	0.60	to	1.50	9.18	to	8.37
12/31/2013	12,404	23.27	to	22.48	285,672	0.90	0.75	to	1.50	32.11	to	31.13
12/31/2012	7,882	17.61	to	17.14	138,011	1.08	0.75	to	1.50	16.25	to	15.39
12/31/2011	8,493	15.15	to	14.85	128,303	0.76	0.75	to	1.50	(2.99)	to	(3.71)
12/31/2010	7,863	15.62	to	15.43	122,605	0.57	0.75	to	1.50	18.28	to	17.41
TA Vanguard ETF - Balanced Initial Class
12/31/2014	557	13.26	to	16.09	8,307	1.04	0.00	to	1.50	4.03	to	3.26
12/31/2013	326	12.68	to	15.58	5,080	1.27	0.75	o	1.50	10.93	to	10.11
12/31/2012	450	11.43	to	14.15	6,013	1.44	0.75	to	1.50	7.86	to	7.06
12/31/2011	296	10.60	to	13.22	3,511	1.25	0.75	to	1.50	0.81	to	0.07
12/31/2010	226	10.51	to	13.21	2,529	2.63	0.75	to	1.50	10.25	to	9.43
TA Vanguard ETF - Conservative Initial Class
12/31/2014(1)	-	10.32	to	1.03	-	-	0.00	to	0.00	-	to	-
TA Vanguard ETF - Growth Initial Class
12/31/2014	11,899	13.45	o	18.15	168,096	1.15	0.00	to	1.50	3.39	to	2.63
12/31/2013	10,122	12.94	to	17.68	132,879	1.75	0.75	to	1.50	18.20	to	17.33
12/31/2012	2,223	10.95	to	15.07	25,145	2.10	0.75	to	1.50	10.95	to	10.13
12/31/2011	1,882	9.87	to	13.68	19,088	1.53	0.75	to	1.50	(1.59)	to	(2.32)
12/31/2010	1,652	10.03	to	14.01	16,779	0.82	0.75	o	1.50	12.31	to	11.48
TA WMC US Growth Initial Class
12/31/2014	692,624	20.29	to	21.43	15,418,386	0.89	0.00	to	1.50	10.28	to	9.46
12/31/2013	713,760	18.31	to	19.58	14,623,817	1.04	0.75	to	1.50	31.48	to	30.51
12/31/2012	750,907	13.93	to	15.00	11,719,044	0.31	0.75	to	1.50	12.32	to	11.49
12/31/2011	787,170	12.40	to	13.46	10,958,246	0.37	0.75	to	1.50	(4.45)	to	(5.15)
12/31/2010	624,917	12.98	to	14.19	9,120,447	0.54	0.75	o	1.50	16.93	to	16.07

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4.	Financial Highlights (continued)

(1)	See footnote 1

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

5. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided. A daily charge equal to an annual rate of .75%, .90% or 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

7. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

Independent Auditor’s Report

To the Board of Directors of
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Financial Life Insurance Company, which comprise the statutory balance sheet as of December 31, 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2014, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Transamerica Advisors Life Insurance Company of New York into the Company on July 1, 2014 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules as of December 31, 2014 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2014 and for the year then ended. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 29, 2015

Report of Independent Auditors

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company, which comprise the balance sheet as of December 31, 2013 and  the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

December 31		
		2014		2013
Liabilities and capital and surplus				
Liabilities:				
Aggregate reserves for policies and contracts:				
Life	$	**1,155,400**	$	991,761
Annuity		**5,953,030**		6,269,244
Accident and health		**134,558**		131,076
Policy and contract claim reserves:				
Life		**14,457**		25,544
Annuity		**567**		470
Accident and health		**20,505**		11,283
Liability for deposit-type contracts		**62,204**		65,524
Other policyholders' funds		**1,260**		1,158
Federal income taxes payable		**–**		5,511
Transfers from separate accounts due or accrued		**(171,852)**		(132,068)
Amounts withheld or retained		**9,361**		11,245
Remittances and items not allocated		**278,068**		109,851
Borrowed money		**75,038**		20,029
Asset valuation reserve		**112,003**		136,048
Interest maintenance reserve		**80,297**		93,022
Funds held under coinsurance and other reinsurance treaties		**–**		162
Reinsurance in unauthorized companies		**488**		488
Commissions and expense allowances payable on reinsurance assumed		**9,760**		10,152
Payable to parent, subsidiaries and affiliates		**20,647**		510
Derivatives		**39,649**		53,210
Payable for securities lending		**471,292**		430,678
Taxes, licenses and fees due or accrued		**3,028**		9,743
Payable for derivative cash collateral		**9,127**		1,301
Deferred gain on assumption of reinsurance transaction		**13,134**		15,559
Other liabilities		**14,267**		8,218
Separate account liabilities		**21,835,295**		20,880,019
Total liabilities		**30,141,583**		29,149,739
Capital and surplus:				
Common stock, $125 per share par value, 17,142 shares authorized, issued and outstanding		**2,143**		2,143
Preferred stock, $10 per share par value, 45,981 shares authorized, issued and outstanding		**460**		460
Surplus notes		**150,000**		150,000
Paid-in surplus		**933,659**		933,659
Special surplus		**8,759**		8,085
Unassigned deficit		**(137,324)**		(66,719)
Total capital and surplus		**957,697**		1,027,628
Total liabilities and capital and surplus	$	**31,099,280**	$	30,177,367

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Operations – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC). Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On July 1, 2014, the Company completed a merger with Transamerica Advisors Life Insurance Company of New York (TALICNY), which was wholly owned by AEGON. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALICNY were carried forward to the merged company. As a result of the merger, TALICNY’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALICNY into the Company, AEGON received a proportionate number of TFLIC shares equal in value to the fair market value of TALICNY relative to the fair market value of the combined companies. Specifically, AEGON received 676 shares of the Company’s common stock and 1,806 shares of the Company’s preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Summarized audited financial information for the Company and TALICNY presented separately for periods prior to the merger is as follows:

Ended June 30 2014 Unaudited	Year Ended December 31 2013	Year Ended December 31 2012
Revenues:			
Company	$ 3,123,469	$ 5,940,044	$ 5,619,969
TALICNY	11,188	22,426	21,424
Merger Reclassification	–	–	–
	$ 3,134,657	$ 5,962,470	$ 5,641,393
Net income:			
Company	$ 67,834	$ 226,143	$ 197,977
TALICNY	4,077	18,895	18,842
Merger Reclassification	–	–	–
	$ 71,911	$ 245,038	$ 216,819

	June 30 2014 Unaudited	December 31 2013	December 31 2012
Assets:			
Company	$ 30,565,929	$ 29,402,391	$ 26,958,734
TALICNY	760,664	774,375	750,943
Merger Reclassification	–	601	(2,317)
	$ 31,326,593	$ 30,177,367	$ 27,707,360
Liabilities:			
Company	$ 29,536,446	$ 28,467,814	$ 26,122,719
TALICNY	664,467	681,925	673,481
Merger Reclassification	–	–	(2,979)
	$ 30,200,913	$ 29,149,739	$ 26,793,221
Capital and surplus:			
Company	$ 1,029,483	$ 934,577	$ 836,015
TALICNY	96,197	92,450	77,462
Merger Reclassification	–	601	662
	$ 1,125,680	$ 1,027,628	$ 914,139

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under NAIC SAP.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreement whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2014 and 2013, the Company excluded investment income due and accrued of $546 and $902, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or other index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s statements of operations as a component of net transfers from separate accounts.

The Company received variable contract premiums of $4,687,960, $4,481,938 and $4,163,655 in 2014, 2013 and 2012, respectively. In addition, the Company received $168,948, $150,473 and $136,445, in 2014, 2013 and 2012, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company’s unpaid claims reserve was decreased by $3,470 and $5,347 for the years ended December 31, 2014 and 2013, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2014 and 2013 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2014 and 2013 was $740 and $740, respectively. The Company incurred $1,821 and paid $1,821 of claim adjustment expenses during 2014, of which $919 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,305 and paid $1,279 of claim adjustment expenses during 2013, of which $626 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2014 or 2013.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective December 31, 2014, the Company adopted revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision had no impact to the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised (SSAP No. 35R), were moved to this SSAP. The adoption of this standard had no material impact on the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard had no material impact on the Company’s results of operations or financial position.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of this revision did not impact the Company’s financial position or results of operations, as the company has no FHLB agreements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by AEGON.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective December 31, 2012, the Company adopted substantive revisions to SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance – Revised, to incorporate the concept of a certified reinsurer from the NAIC adopted Credit for Reinsurance Model Law (#785). The adoption of this requirement had no impact to the Company’s results of operation or financial position.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $33,607 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

Effective January 1, 2015 the Company will adopt guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40. The adoption of this guidance is expected to be immaterial to the financial position and results of operations of the Company.
2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.
3. Accounting Changes and Correction of Errors

During 2013, the Company discovered an investment in a guaranteed investment contract within the Company’s separate account was not included in the calculation of the AVR as of December 31, 2012. The impact of this omission was an understatement of the asset valuation reserve and overstatement of capital and surplus of $5,080 as of December 31, 2012. This was corrected in 2013 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

During 2012, the Company determined that the model used for a particular guaranteed minimum withdrawal benefit product was not appropriately calculating the correct policyholder benefit guarantee values which are used when determining benefit reserves. The correction of this error resulted in an increase in the reserves associated with this product in the amount of $19,946 as of December 31, 2011, and is presented as a separate charge in capital and surplus within the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:
Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.
Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets
	b)	Quoted prices for identical or similar assets or liabilities in non-active markets
	c)	Inputs other than quoted market prices that are observable
	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means
Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2014 and 2013, respectively:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2014 and 2013:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other marketable observable data or internal modeling which utilize inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third party pricing services or are valued and classified in the same way as general account assets (described above).

During 2014 and 2013, there were no transfers between Level 1 and 2, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables summarize the changes in assets classified in Level 3 for 2014 and 2013:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2013, subsequently changing to being carried at fair value during 2014.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs during 2013.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 125 and 79 securities with a carrying amount of $707,205 and $281,962 and an unrealized loss of $43,513 and $32,584 with an average price of 93.9 and 88.4 (fair value/amortized cost). Of this portfolio, 90.89% and 70.28% were investment grade with associated unrealized losses of $28,814 and $19,854, respectively.

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 150 and 293 securities with a carrying amount of $671,249 and $1,881,985 and an unrealized loss of $26,218 and $104,401 with an average price of 96.1 and 94.5 (fair value/amortized cost). Of this portfolio, 70.75% and 96.81% were investment grade with associated unrealized losses of $13,140 and $102,150, respectively.

At December 31, 2014, the Company did not hold any common stock that had been in a continuous loss position for greater than or equal to twelve months. At December 31, 2013, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1 security with a cost of $4 and unrealized loss of $1 with an average price of 77.0 (fair value/cost).

At December 31, 2014 and 2013, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months.

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2014 and 2013 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The carrying amount and estimated fair value of bonds at December 31, 2014, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The following structured notes were held at December 31, 2014:

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

At December 31, 2014, there were no issuer subsectors that exceeded the surplus threshold.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2014 and 2013.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following loan-backed and structured securities were held at December 31, 2014, for which an OTTI was recognized during the current reporting period:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2014 and 2013 is as follows:

Detail of net investment income is presented below:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses for the years ended December 31, 2014, 2013 and 2012 of $3,999, $4,299 and $6,205, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

At December 31, 2014 and 2013, the Company had recorded investment in restructured securities of $0 and $32, respectively. The capital gains (losses) taken as a direct result of restructures in 2014, 2013 and 2012 were $0, $(16) and $886, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

The credit quality of mortgage loans by type of property for the year ended December 31, 2014 was as follows:

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2014, the Company issued mortgage loans with a maximum interest rate of 8.00% and a minimum interest rate of 3.48% for commercial loans. During 2013, the Company issued mortgage loans with a maximum interest rate of 5.31% and a minimum interest rate of 3.11% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 76%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 75%. During 2014 and 2013, the Company did not reduce the interest rate on any outstanding mortgage loan.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables provide the age analysis of mortgage loans aggregated by type:

The Company did not have any impaired loans at December 31, 2014 or 2013. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2014, 2013 or 2012.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2014, 2013 or 2012. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2014, 2013 or 2012.

During 2014 and 2013, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2014 and 2013, the Company held a mortgage loan loss reserve in the AVR of $6,067 and $7,164, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

During 2014, 2013 and 2012, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2014, the Company had ownership interest in two LIHTC investments. The remaining years of unexpired tax credits ranged from two to ten and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from three to eleven years. The amount of contingent equity commitments expected to be paid during 2015 to 2016 is $5,376. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2013, the Company had ownership interest in four LIHTC investments. The remaining years of unexpired tax credits ranged from three to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from four to thirteen years. The amount of contingent equity commitments expected to be paid during 2014 to 2015 is $9,559. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $(25,112), $(71,846) and $76,391 for the years ended December 31, 2014, 2013 and 2012, respectively.

At December 31, 2014 and 2013, the Company had replicated assets with a fair value of $628,483 and $515,990, respectively, and credit default swaps with a fair value of $14,591 and $7,454, respectively. During the year ended December 31, 2014, the company recognized $676 in capital losses related to replication transactions. The Company did not recognize any capital losses related to replication transactions in 2013, while the company recognized capital losses of $1,477 in 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2014, credit default swaps, used in replicating corporate bonds are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $61,054 and $26,507, respectively.

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $32,605 and $47,711, respectively.

At December 31, 2014 and 2013, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

Open futures contracts at December 31, 2014 and 2013 were as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

For the years ended December 31, 2014, 2013 and 2012, the Company recorded unrealized gains (losses) of $8,313, $(31,862) and $34,383, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2014, 2013 or 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables show the pledged or restricted assets as of December 31, 2014 and 2013, respectively:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $19,996 and $36,446, respectively, in conjunction with derivative transactions as of December 31, 2014 and 2013, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Premiums earned reflect the following reinsurance amounts:

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2014 and 2013 of $1,562,793 and $1,521,643, respectively.

The Company received reinsurance recoveries in the amounts of $447,903, $470,789 and $492,299 during 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $141,534 and $145,050, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2014 and 2013 of $2,076,818 and $2,010,937, respectively.

The Company would experience no reduction in surplus at December 31, 2014 or 2013 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2014 or 2013.

During 2013, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration received was $122,047, life and claim reserves recaptured were $281,190 and other assets recaptured were $9,615, resulting in a pre-tax loss of $149,528 which was included in the statement of operations.

During 2013, the Company also recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $5,456, life and claim reserves recaptured were $31,857, other assets recaptured were $6,677 and the unamortized gain related to these blocks was released into income from surplus of $2,244 ($1,458 after tax), resulting in a pre-tax loss of $28,392, which was included in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Subsequent to certain 2013 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration paid was $116,591, life and claim reserves released were $313,047 and other assets were transferred associated with the business of $16,292, resulting in a pre-tax gain of $180,164, which was included in the statement of operations.

The Company novated third party assumed retrocession agreements during 2013 that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $2,044, other assets were exchanged in the amount of $103 and other liabilities were exchanged in the amount of $256. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets and other liabilities exchanged were impacted by equivalent amounts.

During 2014, amortization of deferred gains associated with previously transacted agreements was released into income in the amount of $12,740 ($8,281 after tax).

During 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $770, life and claim reserves recaptured were $1,215, and premiums recaptured were $255, resulting in a pre-tax loss of $190, which was included in the statement of operations.

During 2013, amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $20,316 ($13,206 after tax).

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration paid was $9,487, life and claim reserves recaptured were $12,438 and other assets recaptured were $391, resulting in a pre-tax loss of $21,534 which was included in the statement of operations.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $27,425, life and claim reserves recaptured were $97,403, other assets recaptured were $7,410 and the unamortized gain related to these blocks was released into income from surplus of $9,990, ($6,556 after tax), resulting in a pre-tax loss of $107,428, which was included in the statement of operations.

Subsequent to the recaptures that took place during 2012, the Company reinsured to a non-affiliate certain treaties associated with the business that was previously ceded to an affiliate, for which a reinsurance premium and ceding commission were received in the amount of $843 and $6,904, respectively, and life and claim reserves transferred were $7,971, resulting in a pre-tax gain of $15,718 ($10,217 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Subsequent to the recaptures that took place during 2012, the Company reinsured to an affiliate certain treaties associated with the business that was previously ceded to a non-affiliate, for which a reinsurance premium was paid in the amount of $13,711, ceding commission was received in the amount of $18,696, life and claim reserves transferred were $78,778 and other assets were transferred in the amount of $3,549, resulting in a pre-tax gain of $80,214 ($52,139 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Also subsequent to certain 2012 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration received was $24,179, life and claim reserves released were $23,092 and other assets were transferred associated with the business of $4,251, resulting in a pre-tax gain of $43,020, which was included in the statement of operations.

7. Income Taxes

The net deferred income tax asset at December 31, 2014 and 2013 is comprised of the following components:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The main components of deferred income tax amounts are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2014 or 2013.

As discussed in Note 1, for the years ended December 31, 2014 and 2013 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
The impact of tax planning strategies at December 31, 2014 and 2013 was as follows:

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Current income taxes incurred consist of the following major components:

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2014.

As of December 31, 2014 and 2013, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2014, 2013 and 2012 of $79,341, $14,455 and $93,620, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2014 and 2013 is $506 and $282, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $506. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2014, 2013 and 2012 is $1, $25 and $(203), respectively. The total interest payable balance as of December 31, 2014 and 2013 is $1 and $1, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 have been completed and resulted in tax return adjustments that are currently being appealed. An examination is in progress for the years 2009 through 2012. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2014, 2013 and 2012, there were no premiums for participating life insurance policies. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2014, 2013 or 2012.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2014, 2013 and 2012 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $21,723,006 and $20,844,419, respectively. The assets legally insulated from general account claims at December 31, 2014 and 2013 are attributed to the following products:

At December 31, 2014 and 2013, the Company held separate account assets not legally insulated from the general account in the amount of $32,705 and $35,081, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $57,781 and $49,211, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $40,314, $33,770, $32,822, $4,452, and $3,322 to the general account in 2014, 2013, 2012, 2011 and 2010 respectively. During the years ended December 31, 2014, 2013, 2012, 2011 and 2010 the general account of the Company had paid $530, $1,112, $1,449, $2,433 and $2,254 respectively, toward separate account guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, the Company reported guaranteed separate account assets at amortized cost in the amount of $6,283,094 and $7,436,073, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $6,302,605 and $7,414,425 at December 31, 2014 and 2013, respectively, which would have resulted in an unrealized (loss) gain of $19,510 and $(21,648), respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2014 and 2013, securities with a book value of $10,616 and $18,918, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. As of December 31, 2014, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $10,835. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, the Company had variable annuities with minimum guaranteed benefits as follows:

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policy’s next anniversary date. At December 31, 2014 and 2013, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2014 and 2013, the Company had insurance in force aggregating $7,495,007 and $15,580,513, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $42,505 and $58,739 to cover these deficiencies as of December 31, 2014 and 2013, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. The Company has recorded a liability of $28 for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

At December 31, 2014 and 2013, the Company had 45,981 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON owns 40,415 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2014 was $3,550. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2015, without prior approval of insurance regulatory authorities, is $57,503.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company paid ordinary common stock dividends of $86,926 and $11,966 to its common stock shareholders, AEGON and TLIC, respectively, on December 24, 2014. The Company paid extraordinary common stock dividends of $41,803 and $5,754 to its extraordinary common stock shareholders, AEGON and TLIC, respectively. The Company paid preferred stock dividends of $3,120, and $430, to its preferred stock shareholders, AEGON and TLIC, respectively, on December 24, 2014.

The Company did not pay any dividends in 2013.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2014, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from AEGON in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2014 and 2013 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2014 and 2013 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company held special surplus funds in the amount of $8,759 and $8,085, as of December 31, 2014 and 2013, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2014 and 2013, respectively, securities in the amount of $417,669 and $416,442 were on loan under securities lending agreements. At December 31, 2014, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $471,274 and $430,659 at December 31, 2014 and 2013, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The maturity dates of the reinvested securities lending collateral are as follows:

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $471,232 (fair value of $471,274) that are currently tradable securities that could be sold and used to pay for the $431,443 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $637, $9 and $9 for the years ended December 31, 2014, 2013 and 2012, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2014, 2013 and 2012 was $261, $6, and $6 for each year, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2014, 2013 and 2012 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was $143 for the year end December 31, 2014 and was negligible for the years ended December 31, 2013 and 2012.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by AEGON as needed.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. The Company is party to a common cost allocation service agreement between AEGON companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2014, 2013 and 2012, the Company paid $33,720, $31,110 and $24,603, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $6,843, $4,380 and $2,723 for these services during 2014, 2013 and 2012, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $11,760, $9,341 and $5,645 for the years ended December 31, 2014, 2013 and 2012, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2014, 2013 and 2012, the Company paid (received) net interest of $1, $7 and $(12), respectively, to (from) affiliates. At December 31, 2014 and 2013, the Company reported a net amount of $20,647 and $510 payable to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2014 the Company had no short-term intercompany notes receivable. At December 31, 2013 the Company had short-term intercompany notes receivable of $50,000 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

C- Claims Payment
B- Binding Authority
P- Premium Collection
U- Underwriting

For years ended December 31, 2014, 2013 and 2012, the Company had $38,824, $52,545 and $36,282, respectively, of direct premiums written by The Vanguard Group, Inc.

14. Commitments and Contingencies

At December 31, 2014 the company has mortgage loan commitments of $10,000. At December 31, 2013 there were no mortgage loan commitments. The Company has contingent commitments of $20,877 and $21,212, at December 31, 2014 and 2013, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $5,376 and $9,559 at December 31, 2014 and 2013, respectively.

Private placement commitments outstanding as of December 31, 2014 and 2013 were $18,000 and $32,000, respectively.

There were no securities acquired on a “to be announced” (TBA) basis at December 31, 2014 and 2013.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted to the Company as of December 31, 2014 and 2013, respectively, was $12,767 and $0. In addition, securities in the amount of $16,910 and $8,352 were also posted to the Company as of December 31, 2014 and 2013, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $193 and $8,766 at December 31, 2014 and 2013, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $20 and $4,699 at December 31, 2014 and 2013, respectively. The guaranty fund expense was $3,865, $3,437 and $174 for the years ended December 31, 2014, 2013 and 2012, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2014 and 2013, the Company had dollar repurchase agreements outstanding in the amount of $74,002 and $20,491, respectively. The Company had an outstanding liability for borrowed money in the amount $75,038 and $20,029 at December 31, 2014 and 2013, respectively due to participation in dollar repurchase agreements which includes accrued interest.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The contractual maturities of the dollar repurchase agreement positions are as follows:

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2014 and reacquired within 30 days of the sale date.

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2014 through the date the financial statements are issued.

On January 1, 2015, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015. As of December 31, 2014, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2015, and estimates their portion of the annual health insurance industry fee payable on September 30, 2015 to be $77. This assessment is not expected to have a material impact on risk based capital in 2015.

Statutory-Basis
Financial Statement Schedule

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2014

Transamerica Financial Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

Transamerica Financial Life Insurance Company

Reinsurance
(Dollars in Thousands)

 PART C - OTHER INFORMATION
Item 26.                    Exhibits

(a)		Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)		Not Applicable
(c)		Distribution of Policies
	(i)	Master Service and Distribution Compliance Agreement (1)
	(ii)	Amendment to Master Service and Distribution Compliance Agreement (1)
	(iii)	Form of Broker/Dealer Supervisory and Service Agreement (1)
	(iv)	Amended and Restated Principal Underwriting Agreement dated January 25, 2005. Principal Underwriting Agreement (8)
	(v)	First Amendment No. 1 to Principal Underwriting Agreement (8)
	(vi)	Amendment No. 2 and Novation to the amended and restated Principal Underwriting Agreement dated May 1, 2007 Principal Underwriting Agreement with Transamerica Capital, Inc. (8)
	(vii)	Amendment No. 3 to the amended and restated Principal Underwriting Agreement dated November 1, 2007 (8)
	(viii)	Amendment No. 4 to the amended and restated Principal Underwriting Agreement dated May 1, 2008 (8)
(d)		Policies
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (4)
	(ii)	Children’s Insurance Rider (4)
	(iii)	Disability Waiver of Monthly Deductions Rider (4)
	(iv)	Accidental Death Benefit Rider (4)
	(v)	Primary Insured Rider Plus (4)
	(vi)	Other Insured Rider (4)
	(vii)	Terminal Illness Accelerated Death Benefit Rider (4)
	(viii)	Endorsement – Asset Rebalancing (4)
	(ix)	Endorsement – Dollar Cost Averaging (4)
(e)		Application for Flexible Premium Variable Life Insurance Policy (1)
(f)		Depositor’s Certificate of Incorporation and By-Laws
	(i)	Certificate of Incorporation of AUSA Life (1)
	(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)		Reinsurance Contracts
(i)
Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (6)

(h)		Participation Agreements

(i)
Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(ii)
Amendment No. 1 to Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and Monumental Life Insurance Company dated May 1, 2013(14)

(iii)
Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Insurance Co. of Ohio dated May 1, 2013(16)

(iv)
Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Insurance Co. of Ohio dated May 1, 2013 (16)

(v)
Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Insurance Co. of Ohio dated May 1, 2013 (16)

(vi)
Revision to Schedule A dated May 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(vii)
Revision to Schedule A dated July 1, 2014 to Participation Agreement Between Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. Of Ohio (17)

(viii)
Amendment No. 2 to Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  and Transamerica Premier Life Insurance Company dated November 10, 2014 (17)

(i x )	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (2)
( x )	First Amendment to Participation Agreement Among AUSA Life Insurance Company, Inc, Variable Insurance Products Fund and Fidelity Distributors Corporation dated August 31, 2000 (12)
(x i )	Second Amendment to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (3)
(x i i)	Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund, Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (7)
(x i ii)
Amendment No. 5 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund, and Fidelity Distributors Corporation dated May 1, 2006 (10)

(xi v )
Amendment No. 6 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated July 30, 2007 (10)

(x v )
Amendment No. 7 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated January 10, 2008 (10)

( xvi )
Amendment No. 8 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated May 1, 2011 (10)

( xvii )	Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and Transamerica Financial Life Insurance Company dated February 28, 2014 (14)
( xviii )	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (2)
( xix )	First Amendment to Participation Agreement Among AUSA Life Insurance Company, Inc., Variable Insurance Products Fund II and Fidelity Distributors Corporation dated August 31, 2000 (12)
( xx )	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (3)
( xxi )	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (5)

	( xxii )	Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (7)
( xxiii )
Amendment No. 6 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund II, and Fidelity Distributors Corporation dated May 1, 2006 (10)

( xxiv )
Amendment No. 7 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund II, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated July 30, 2007 (10)

( xxv )
Amendment No. 8 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund II, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated January 10, 2008 (11)

( xxvi )
Amendment No. 9 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund II, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated May 1, 2011 (11)

	( xxvii )	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (2)
	( xxviii )	First Amendment to Participation Agreement Among AUSA Life Insurance Company, Inc., Variable Insurance Products Fund III and Fidelity Distributors Corporation dated August 31, 2000 (12)
	( xxix )	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (3)
( xxx )
Amendment No. 3 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund III and Fidelity Distributors Corporation dated May 1, 2004 (10)

( xxxi )
Amendment No. 4 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund III and Fidelity Distributors Corporation dated May 1, 2005 (10)

( xxxii )
Amendment No. 5 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund III and Fidelity Distributors Corporation dated July 30, 2007 (11)

( xxxiii )
Amendment No. 6 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund III and Fidelity Distributors Corporation dated January 10, 2008 (11)

( xxxiv )
Amendment No. 7 to Participation Agreement Among Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.), Variable Insurance Products Fund III and Fidelity Distributors Corporation dated May 1, 2011 (11)

	( xxxv )	Participation Agreement among ProFunds, Access One Trust, ProFunds Advisors, Inc. and Transamerica dated June 6, 2006 (8)
	( xxxvi )	Amendment No. 1 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated June 1, 2007(8)
	( xxxvii )	Amendment No. 2 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated February 28, 2008 (8)
	( xxxviii )	Amendment No. 4 to the Participation Agreement by and among Transamerica Financial Life Insurance Company, ProFunds, Access One Trust, and ProFund Advisors LLC dated May 1, 2012 (9)
	( xxxix )	Amendment No. 5 to the Participation Agreement by and among Transamerica Financial Life Insurance Company, ProFunds, Access One Trust, and ProFund Advisors LLC dated May 1, 2013(15)
(i)		Not Applicable
(j)		Not Applicable

(k)		Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered (19)
(l)		Actuarial Opinion Being Registered – Not Applicable
(m)		Sample Hypothetical Illustration (7)
(n)		Other Opinions:
	(i)	Written Consent of Ernst & Young LLP (19)
(o)		Not Applicable
(p)		Not Applicable
(q)	(i)	Memorandum describing issuance, transfer and redemption procedures (13)

(r)		Powers of Attorney
Alice Hocking (18)
William Brown, Jr. (14)
Elizabeth A. Summers (18)
Steven E. Frushtick (14)
Peter P. Post (14)
Elizabeth Belanger (14)
Marc Cahn (14)
Eric J. Martin (14)

___________________________________
(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.
(3)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001(File No. 333-61654) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 25, 2008 (File 333-61654) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 20, 2012 (File No. 333-113442) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form N-6 Registration Statement dated April 26, 2013 (File No.333-61654) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 26, 2013(File No.333-113442) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-4 Registration Statement dated April 27, 2001 (File No. 033-83560) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to form S-6 Registration Statement dated June 24, 1998 (File No. 333-38343) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to form N-6 Registration Statement dated April 24 , 2014 (File No. 333-192820) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 14 to form N-6 Registration Statement dated April 24, 2014 (File No. 333-113442) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.

(17)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-199047) filed on April 28, 2015 and is incorporated herein reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-113442) filed on April 29, 2015 and is incorporated herein by reference.
(19)	Filed herewith.

Item 27.                    Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Alice Hocking	(1)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
Elizabeth A. Summers	(6)	Director and Senior Vice President
Steven E. Frushtick	(4)	Director
Peter P. Post	(5)	Director
Elizabeth Belanger	(1)	Director
Marc Cahn	(1)	Director, Vice President, Division General counsel, and Assistant Secretary
Eric J. Martin	(2)	Controller
(1)	440 Mamaroneck Avenue, Harrison, NY 10528
(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(3)	14 Windward Avenue, White Plains, New York 10605
(4)	500 Fifth Avenue, New York, New York 10110
(5)	36 Brookridge Drive, Greenwich, CT 06830
(6)	1150 S Olive St, Los Angeles, CA 90015

(8)	Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON   Canada   Holding B.V.   owns   174,588,712   shares   of
Common Stock;   1,500   shares   of   Series   II   Preferred   stock;   2 shares   of   Series   III   Preferred   stock. TIHI   Canada   Holding,   LLC   owns   1,441,941.26   shares   of   Class   B   - Series   I   Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.6057%) ; Transamerica Premier Life Insurance Company (9.3943%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff ’ s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker/Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non- AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non- AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
Members:   Garnet   Community   Investments,   LLC   (0.01%);   ING USA   Annuity and
Life   Insurance   company,   a   non-affiliate   of   AEGON     (12.999%),   and   ReliaStar   Life
Insurance   Company,   a non-affiliate   of   AEGON   (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:     Garnet   Community   Investments   XXIV,   LLC   (0.01%   as   Managing   Member);
Transamerica   Life   Insurance   Company (21.26%);   non- affiliates   of   AEGON:     New   York   Life   Insurance   Company (25.51%),   New   York   Life   Insurance   and   Annuity   Corporation   (21.73%)
  and   Principal   Life   Insurance   Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:     Garnet   Community Investments   XXVII,   LLC   (0.01%);   Transamerica   Life   Insurance
Company   (16.7045%);   non-affiliates   of   AEGON:   Aetna   Life   Insurance
Company   (30.2856%);    New   York   Life   Insurance   Company (22.7142%);   ProAssurance
Casualty   Company (3.6343%);   ProAssurance   Indemnity Company   (8.4800%);   State   Street   Bank   and   Trust   Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:     Garnet   Community   Investments   XXVIII   LLC   (0.01%);   non-   affiliates   of   AEGON:     USAA   Casualty   Insurance   Company (17.998%);   USAA   General   Indemnity Company   (19.998%);   USAA   Life
Insurance   Company (3.999%);   United   Services   Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware	Sole Member - Garnet Community Investment XLI, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investmetns
Garnet LIHTC Fund XLIV - A, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:     Garnet   LIHTC   Fund   XIV,   LL   (99.99%   investor limited partner);   Transamerica   Affordable   housing,   Inc.   (non-owner   manager);   non-affiliates   of   AEGON:     ABS   Imani   Fe,   LLC   (.0034%
class   A   limited partner);   Central   Valley   Coalition   for   Affordable   housing
(.0033%   co-managing   general   partner);   Grant   Housing   and Economic   Development   Corporation   (.0033%   managing   partner)
Affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ironwood Re Corp.	Hawaii	100% AEGON USA, LLC	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Transamerica Premier Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware
Members:     Transamerica   Life   Insurance   Company (90.96%);   Transamerica   Premier   Life   Insurance   Company   (6.30%);
Transamerica   Financial   Life   Insurance   Company (2.74%).   Manager:
AEGON   USA   Realty   Advisors,   Inc.
Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Transamerica Premier Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annuallyfor our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Stonebridge Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% AEGON USA, LLC; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190   shares   Common Stock   owned   by   Transamerica   International   Holdings,   Inc.;
86,590   shares   of   Preferred Stock   owned   by Transamerica   Corporation;
30,564   shares   of   Preferred Stock   owned   by AEGON   USA,   LLC
Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding Company	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding Company	Investments
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members   are:     Transamerica   Life   Insurance   Company (65.951%);   Transamerica   Premier   Life   Insurance   Company (32.969%);   Transamerica   Financial   Life   Insurance   Company   (1.080%)
Manager:     AEGON   USA
Investment   Management   LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722.                      Authorization for indemnification of directors and officers

(a)           A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)           The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)           A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)           For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7.                      Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties.  The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct.  The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law.  Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

(a)         Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Michael W. Brandsma	(1)	Director, President and Chief Financial Officer
David W. Hopewell	(2)	Director
David R. Paulsen	(1)	Director, Chief Executive Officer and Chief Sales Officer
Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer
Rick B. Resnik	(3)	Chief Compliance Officer
Elizabeth Belanger	(3)	Vice President and Assistant Secretary
Alison Ryan	(4)	Vice President and Assistant Secretary
Ayla Nazli	(4)	Assistant Secretary
Amy Angle	(5)	Assistant Vice President
Brenda L. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(2)	Assistant Vice President
Arthur D. Woods	(6)	Assistant Vice President
Marc Cahn	(3)	Secretary
Jeffrey T. McGlaun	(5)	Assistant Treasurer
C. Michiel Van Katwijk	(5)	Treasurer

(1)   4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(2)   4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)   440 Mamaroneck Avenue, Harrison, NY  10528
(6)   1150 S. Olive St., Los Angeles, CA  90015
(5)   100 Light Street, Floor B1, Baltimore, MD  21202
(6)   570 Carillon Parkway, St. Petersburg, FL  33716

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.		0	$ 0	0

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 440 Mamaroneck Avenue, New York  10528, 4800 140th Avenue North, Clearwater, Florida  33762, or 12855 Starkey Road, Largo, Florida  33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 3 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on the 29th day of April, 2015 .
TFLIC SERIES LIFE ACCOUNT
Registrant
By: /s/ Alice Hocking
Alice Hocking */ Chairman of the Board and President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor
By: /s/ Alice Hocking
Alice Hocking*/ Chairman of the Board and President of Transamerica Financial Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title		DATE

/s/ Alice Hocking Alice Hocking *_/	Chairman of the Board and President*	April 29, 2015

/s/ William Brown, Jr. William Brown, Jr. *_/	Director	April 29, 2015

/s/ Elizabeth A. Summers Elizabeth A. Summers *_/	Director and Senior Vice President	April 29, 2015

/s/ Steven E. Frushtick Steven E. Frushtick*_/	Director	April 29, 2015

/s/Peter P. Post Peter P. Post*_/	Director	April 29, 2015

/s/ Elizabeth Belanger Elizabeth Belanger*_/	Director and Vice President	April 29, 2015

/s/Marc Cahn Marc Cahn*-/	Director, Vice President, Division General Counsel, and Assistant Secretary	April 29, 2015

/s/Eric J. Martin Eric J. Martin*-/	Controller	April 29, 2015

/s/ Arthur D. Woods
*_/ Signed by Arthur D. Woods, Esq., as Attorney-In-Fact pursuant to powers of attorney previously filed

Exhibit Index

Exhibit No.	Description of Exhibit

26(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
26(n)(i)	Written Consent of Pricewaterhouse Coopers LLP
26(n)(ii)	Written Consent of Ernst & Young LLP